UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. 1)

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Filed by party other than the registrant ☐

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☒ Preliminary Proxy Statement	☐Confidential, for use of the Commission only
(as permitted by Rule 14a-6(e)(2)).
☐	Definitive Proxy Statement

☐	Definitive additional materials.

☐	Soliciting material under Rule 14a-12.

HYDROCARB ENERGY CORP.
(Name of Registrant as Specified in Charter)

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HYDROCARB ENERGY CORP.

800 Gessner Road, Suite 375
Houston, Texas 77024
(713) 970-1590

March __, 2015
Dear Stockholder:

The Board of Directors and officers of Hydrocarb Energy Corp., a Nevada corporation, join us in extending to you a cordial invitation to attend the 2015 annual meeting of our stockholders. This meeting will be held on May __, 2015 at 10:00 A.M. local time at 800 Gessner Road, Suite 375, Houston, Texas 77024 (the “Annual Meeting”).

Details regarding the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

As permitted by the rules of the Securities and Exchange Commission, we have provided access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials, or E-proxy notice, on or about March __, 2015 to our stockholders of record as of the close of business on March __, 2015. The E-proxy notice contains instructions for your use of this process, including how to access our proxy statement and annual report and how to authorize your proxy to vote online. In addition, the E-proxy notice contains instructions on how you may receive a paper copy of the proxy statement and annual report or elect to receive your proxy statement and annual report over the Internet. The Company believes these rules allow it to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting.

If you are unable to attend the Annual Meeting in person, it is very important that your shares be represented and voted at the meeting. You may authorize your proxy to vote your shares over the Internet as described in the E-proxy notice. Alternatively, if you received a paper copy of the proxy card by mail, please complete, date, sign and promptly return the proxy card. You may also authorize your proxy to vote your shares by telephone or fax as described in your proxy card. If you authorize your proxy to vote your shares over the Internet, return your proxy card by mail or vote by telephone prior to the Annual Meeting, you may nevertheless revoke your proxy and cast your vote personally at the meeting.

We look forward to seeing you on May __, 2015. Your vote and participation in our governance is very important to us.

Sincerely,
Kent P. Watts
Chairman and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on May __, 2015.

Our proxy statement and annual report on Form 10-K for the year ended July 31, 2014 (as amended), are available at the following cookies-free website that can be accessed anonymously: https://www.iproxydirect.com/HECC.

HYDROCARB ENERGY CORP.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on May ___, 2015

To Our Stockholders:

Notice is hereby given of an annual meeting of stockholders of Hydrocarb Energy Corp. (the “Company”) to be held on May __, 2015 at 10:00 A.M. local time at 800 Gessner Road, Suite 375, Houston, Texas 77024 (the “Annual Meeting” or the “Meeting”), for the following purposes:

1.	To elect two directors to the Board of Directors (the “Board”) each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal. The Board recommends the approval by the stockholders of the following two nominees: Kent P. Watts and S. Chris Herndon.

2.	To approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock of the Company to 1,000,000,000 shares. The Board recommends that you approve and ratify an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock of the Company to 1,000,000,000 shares of common stock, $0.001 par value per share.

3.	To approve an amendment to the Company’s Articles of Incorporation to authorize 100,000,000 shares of “blank check” preferred stock. The Board recommends that you approve and ratify an amendment to the Company’s Articles of Incorporation to authorize 100,000,000 shares of “blank check” preferred stock.

4.	To approve the designation of 10,000 shares of Series A 7% Convertible Voting Preferred Stock. The Board recommends that you approve an amendment to the Company’s Articles of Incorporation setting forth the terms and conditions of the Company’s 10,000 shares of Series A 7% Convertible Voting Preferred Stock, which preferred stock was attempted to be designated by the Board of the Company in December 2013, without stockholder approval, and which Designation by our Board the Company now believes was contrary to the Company’s Articles of Incorporation, as described in greater detail below under “Proposal 4 - Approval of the Designation of 10,000 Shares of Series A 7% Convertible Voting Preferred Stock”, on page 32.

5.	To ratify the appointment of MaloneBailey, LLP, as the Company’s independent auditors for the fiscal year ending July 31, 2015. The Board recommends that you approve and ratify the appointment of MaloneBailey, LLP, as the Company’s independent auditors for the fiscal year ending July 31, 2015.

6.	To consider a non-binding advisory vote on compensation of our named executive officers. The Board recommends that you approve and ratify the compensation of our named executive officers.

7.	To consider a non-binding advisory vote on the frequency of the advisory vote on compensation of our named executive officers. The Board recommends that you vote for “3 years” as to the frequency of holding advisory votes on the compensation of our named executive officers.

8.	To approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting for a quorum or to approve any of the proposals above. The Board recommends that you vote to approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting for a quorum or to approve any of the proposals above.

9.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTOR, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR ALL” FOR PROPOSAL ONE, “FOR” EACH OF PROPOSALS TWO THROUGH SIX AND EIGHT, AND FOR “3 YEARS” FOR PROPOSAL SEVEN.

Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which the Meeting may be adjourned.  Common stockholders of record on the close of business on March __, 2015 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.  As described below under “Proposal 4 - Approval of the Designation of 10,000 Shares of Series A 7% Convertible Voting Preferred Stock”, on page 32 of this Proxy Statement, the Company believes that its December 2013 designation of 10,000 shares of Series A 7% Convertible Voting Preferred Stock was undertaken in error and as such the Company currently believes that such Series A 7% Convertible Voting Preferred Stock is not validly issued or outstanding and as such no shares of Series A 7% Convertible Voting Preferred Stock will be eligible to be voted at the Meeting.

The enclosed proxy statement is also available at https://www.iproxydirect.com/HECC. This website also includes copies of the form of proxy and the Company’s Annual Report to stockholders for the year ended July 31, 2014, as amended. Stockholders may also request a copy of the proxy statement and the Company’s Annual Report by contacting our main office at (713) 970-1590.

Even if you plan to attend the special meeting in person, we request that you submit a proxy by following the instructions on your proxy card as soon as possible and thus ensure that your shares will be represented at the Annual Meeting if you are unable to attend.

By Order of the Board of Directors,
Kent P. Watts
Chairman

Houston, Texas
March __, 2015

Appendix A –	Form of Amendment to Articles of Incorporation to Increase Authorized Shares of Common Stock, $0.001 par value per share to 1,000,000,000 shares
Appendix B –	Form of Amendment to Articles of Incorporation to Authorize 100,000,000 shares of “blank check” preferred stock
Appendix C -	Form of Amendment to Articles of Incorporation to designate 10,000 shares of Series A 7% Convertible Voting Preferred Stock

HYDROCARB ENERGY CORP.

PROXY STATEMENT
FOR AN ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

Hydrocarb Energy Corp. (“HEC,” “Hydrocarb”, “we,” “us”, “our” or the “Company”) has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at our 2015 annual meeting of stockholders (the “Annual Meeting”) to be held on May ___, 2015 at 10:00 A.M., local time at 800 Gessner Road, Suite 375, Houston, Texas 77024, and at any postponement(s) or adjournment(s) thereof. These materials were first sent or given to stockholders on March __, 2015. You are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

Information Contained In This Proxy Statement

The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and executive officers, corporate governance, and certain other required information.  Included with this proxy statement is a copy of the Company’s Annual Report on Form 10-K (Amendment No. 1) for the year ended July 31, 2014, as filed with the SEC on March [ ], 2015 (the “Annual Report”), which Amendment No. 1 to Form 10-K corrected, amended and restated the Company’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission on November 13, 2014. If you requested printed versions of these materials by mail, these materials also include the proxy card or vote instruction form for the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), the Company uses the Internet as the primary means of furnishing proxy materials to stockholders. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s stockholders. All stockholders will have the ability to access the proxy materials (including the Company’s Annual Report, which does not constitute a part of, and shall not be deemed incorporated by reference into, this proxy statement or the enclosed form of proxy, except as set forth below under “Documents Incorporated By Reference”) via the Internet at https://www.iproxydirect.com/HECC or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. The Notice contains a control number that you will need to vote your shares.  Please keep the Notice for your reference through the meeting date.   In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings.

Record Date and Shares Entitled to Vote

You are entitled to notice of and to vote at the Annual Meeting if you were a stockholder of record as of the close of business on March ___, 2015 (the “Record Date”).  Each stockholder of record as of the Record Date is entitled to one vote for each share of common stock held by him, her or it on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors. At the close of business on the Record Date, there were _________ shares of our common stock outstanding, which were each eligible to be voted at the Annual Meeting. Additionally, due to issues associated with the prior designation of our Series A 7% Convertible Voting Preferred Stock, we believe that such shares of preferred stock are not validly issued or outstanding at this time and therefore not eligible to be voted at the Annual Meeting (see also “Proposal 4 - Approval of the Designation of 10,000 Shares of Series A 7% Convertible Voting Preferred Stock”, on page 32, below).

Voting Process

If you are a stockholder of record, there are five ways to vote:

•	In person. You may vote in person at the Annual Meeting. The Company will give you a ballot when you arrive.

•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice.

•	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll free number found on the proxy card.

•	By Fax. If you request printed copies of the proxy materials by mail, you may vote by proxy by faxing your proxy to the number found on the proxy card.

•	By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

Providing and Revoking Proxies

Any stockholder giving a proxy may revoke it at any time provided written notice of the revocation is received by our Corporate Secretary before the proxy is voted; otherwise, if received prior to or at the Annual Meeting, properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy or, if no such instructions are given, in accordance with the recommendations of  the Board of Directors (the “Board”), described herein. Stockholders attending the Annual Meeting may revoke their proxies and vote in person.

Attendance at the Annual Meeting

Attendance at the Annual Meeting is limited to holders of record of our common stock at the close of business on the Record Date and the Company’s guests. Admission will be on a first-come, first-served basis. You will be asked to present valid government-issued picture identification, such as a driver’s license or passport, in order to be admitted into the Annual Meeting. If your shares are held in the name of a bank, broker or other nominee and you plan to attend the Annual Meeting, you must present proof of your ownership of our common stock, such as a bank or brokerage account statement indicating that you owned shares of our common stock at the close of business on the Record Date, in order to be admitted. For safety and security reasons, no cameras, recording equipment or other electronic devices will be permitted in the Annual Meeting. A written agenda and rules of procedure for the Annual Meeting will be distributed to those persons in attendance at the Annual Meeting.

Conduct at the Meeting

The Chairman has broad responsibility and legal authority to conduct the Annual Meeting in an orderly and timely manner. This authority includes establishing rules for stockholders who wish to address the meeting. Only stockholders or their valid proxy holders may address the meeting. Copies of these rules will be available at the meeting. The Chairman may also exercise broad discretion in recognizing stockholders who wish to speak and in determining the extent of discussion on each item of business. In light of the number of business items on this year’s agenda and the need to conclude the meeting within a reasonable period of time, we cannot ensure that every stockholder who wishes to speak on an item of business will be able to do so.

Quorum

The presence at the Annual Meeting of the holders of at least one-third (1/3) of the outstanding shares of voting stock entitled to vote at the Annual Meeting (_________ shares of common stock) is necessary to constitute a quorum. Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present.

Votes Required To Approve Each Proposal

Proposal	Vote Required	Broker Discretionary Voting Allowed*
1 - Election of directors	Plurality of Votes Cast	No
2 - Amendment to Articles of Incorporation to authorize 1,000,000,000 shares of common stock	Majority of the Company’s voting shares as of the Record Date	No
3 - Amendment to Articles of Incorporation to authorize 100,000,000 shares of preferred stock	Majority of the Company’s voting shares as of the Record Date	No
4 - Approval of the designation of 10,000 shares of Series A 7% Convertible Preferred Stock	Majority of the Company’s voting shares as of the Record Date	No
5 - Ratification of the appointment of MaloneBailey, LLP, as the Company’s independent auditors for the fiscal year ending July 31, 2015	Majority of the Company’s voting shares as of the Record Date	Yes
6 - Advisory vote to approve the compensation of our named executive officers	Majority of the shares present in person or represented by proxy at the meeting and entitled to vote	No
7 - Advisory vote on the frequency of the advisory vote on compensation of our named executive officers	Plurality of Votes Cast	No
8 - Approval of the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting for a quorum or to approve any of the proposals above
	Majority of the shares of stock entitled to vote which are present, in person or by proxy at the Annual Meeting	No

*	See also “Broker Non-Votes and Abstentions” on page 4, below.

With respect to the election of directors (Proposal 1), under plurality voting, the two nominees receiving the highest number of affirmative votes will be elected as directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

The approval of the proposals to amend the Company’s Articles of Incorporation to increase the number of authorized shares of common stock (Proposal 2); to amend the Company’s Articles of Incorporation to authorize “blank check” preferred stock (Proposal 3); and to amend the Company’s Articles of Incorporation to designate 10,000 shares of Series A 7% Convertible Voting Preferred Stock (Proposal 4), each require, pursuant to the Nevada Revised Statutes, the affirmative vote of a majority of the Company’s voting shares as of the Record Date.

The appointment of MaloneBailey, LLP as the Company’s independent auditors (Proposal 5), and the approval of the Company’s executive compensation (Proposal 6), each require, pursuant to the Company’s Bylaws, as amended, the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote (notwithstanding the fact that the vote on approval of executive compensation is non-binding).

With respect to the advisory vote on the frequency of holding future advisory votes on the compensation of our named executive officers (Proposal 7), stockholders have four voting options (“1 year”, “2 years”, “3 years” or “abstain”), provided that the final vote will not be binding on us and is advisory in nature, and no minimum level of votes is required to be obtained on any voting option.  Instead, the option (1 year, 2 years or 3 years), if any, that receives the greatest number of affirmative votes of the shares (i.e., a plurality of the votes cast) present in person or represented by proxy at the meeting and entitled to vote will be determined to be approved by the Company’s stockholders, provided that the final vote will not be binding on us and is advisory in nature. The Board will carefully consider the voting results in their entirety in determining the frequency of holding future advisory votes on the compensation of our named executive officers moving forward.

Authority to adjourn the Annual Meeting (Proposal 8) to another place, date or time, if deemed necessary or appropriate, in the discretion of the Board, requires the vote of a majority of the shares of stock entitled to vote which are present, in person or by proxy at the Annual Meeting.

Broker Non-Votes and Abstentions

A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and the broker has not received voting instructions from the beneficial owner.  If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter or proposal.

A broker is entitled to vote shares held for a beneficial owner on “routine” matters, such as the ratification of the appointment of MaloneBailey, LLP as our independent registered public accounting firm (Proposal 5), without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on certain “non-routine” matters, such as the election of our directors (Proposal 1), the amendments to the Company’s Articles of Incorporation (Proposals 2, 3 and 4), the approval of the Company’s executive compensation (Proposal 6), the advisory vote on the frequency of holding future advisory votes on the compensation of our named executive officers (Proposal 7), and the adjournment of the Annual Meeting, if necessary or appropriate (Proposal 8).

With respect to the election of directors (Proposal 1) and the advisory vote on the frequency of holding future advisory votes on the compensation of our needed executive officers (Proposal 7), under plurality voting, broker non-votes and abstentions have no effect on determining the nominees elected or frequency selected, except to the extent that they affect the total votes received by any particular candidate or any particular frequency of vote, as applicable.  In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of directors, your broker was allowed to vote those shares on your behalf in the election of directors as they felt appropriate. Recent regulatory changes were made to take away the ability of your broker to vote your uninstructed shares in the election of directors on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your broker how to vote in the election of directors, the broker will not vote your shares in the director election.

With respect to the amendments to the Articles of Incorporation (Proposals 2, 3 and 4), broker non-votes and abstentions could prevent the applicable proposal from receiving the required affirmative vote of a majority of the shares of common stock outstanding as of the Record Date, as broker non-votes and abstentions will have the same effect as a vote “AGAINST” each applicable proposal.

With respect to the approval of the Company’s executive compensation (Proposal 6), broker non-votes could prevent the proposal from receiving the required affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote (notwithstanding the fact that the vote on approval of executive compensation is non-binding). Abstaining shares will be considered present at the Annual Meeting for such matter so that the effect of abstentions will be the equivalent of a vote “against” each proposal. With respect to broker non-votes, the shares will not be considered present at the Annual Meeting for each proposal, since they are not “entitled to vote”, so that broker non-votes will have the practical effect of reducing the number of affirmative votes required to achieve a majority vote by reducing the total number of shares from which the majority is calculated.

With respect to the adjournment of the Annual Meeting, if necessary or appropriate (Proposal 8), broker non-votes could prevent the proposal from receiving the required affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote. Abstaining shares will be considered present at the Annual Meeting so that the effect of abstentions will be the equivalent of a vote “against” such proposal. With respect to broker non-votes, the shares will not be considered present at the Annual Meeting for such proposal, since they are not “entitled to vote”, so that broker non-votes will have the practical effect of reducing the number of affirmative votes required to achieve a majority vote by reducing the total number of shares from which the majority is calculated.

In order to minimize the number of broker non-votes, the Company encourages you to vote or to provide voting instructions with respect to each proposal to the organization that holds your shares by carefully following the instructions provided in the Notice or voting instruction form.

Board of Directors Voting Recommendations

Our Board of Directors recommends that you vote your shares:

•	“FOR ALL” of the nominees to the Board of Directors (Proposal 1).

•	“FOR” the amendment to the Company’s Articles of Incorporation to increase the authorized shares of common stock of the Company to 1,000,000,000 (Proposal 2).

•	“FOR” the amendment to the Company’s Articles of Incorporation to authorize 100,000,000 shares of “blank check” preferred stock (Proposal 3).

•	“FOR” approval of the designation of 10,000 shares of Series A 7% Convertible Voting Preferred Stock (Proposal 4).

•	“FOR” the ratification of the appointment of MaloneBailey, LLP, as the Company’s independent auditors for the fiscal year ending July 31, 2015 (Proposal 5).

•	“FOR” the approval of the non-binding advisory resolution approving the Company’s executive compensation (Proposal 6).

•	“3 YEARS” for the proposal regarding an advisory vote on the frequency of the advisory vote on executive compensation (Proposal 7).

•	“FOR” the approval of the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies (Proposal 8).

Mailing Costs and Solicitation of Proxies

In addition to solicitation by use of the mails, certain of our officers and employees may solicit the return of proxies personally or by telephone, electronic mail or facsimile. We have not and do not anticipate retaining a third-party proxy solicitation firm to solicit proxies on behalf of the Board. The cost of any solicitation of proxies will be borne by us. Arrangements may also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of material to, and solicitation of proxies from, the beneficial owners of our securities held of record at the close of business on the Record Date by such persons. We will reimburse such brokerage firms, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection with any such activities.

Inspector of Voting

Representatives of Issuer Direct Corporation will tabulate the votes and act as inspector of election at the Annual Meeting.

Stockholders Entitled to Vote at the Meeting

A complete list of stockholders entitled to vote at the Annual Meeting will be available to view during the Annual Meeting. You may also access this list at our principal executive offices, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of ten days prior to the Annual Meeting.

Voting Instructions

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail, or, if you requested to receive printed proxy materials, your enclosed proxy card.

Confidential Voting

Independent inspectors count the votes. Your individual vote is kept confidential from us unless special circumstances exist. For example, a copy of your proxy card will be sent to us if you write comments on the card.

Stockholder of Record and Shares Held in Brokerage Accounts

If on the Record Date your shares were registered in your name with the Company’s transfer agent, then you are a stockholder of record and you may vote in person at the meeting, by proxy or by any other means supported by the Company.  If on the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials (or the Notice) are required to be forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

Multiple Stockholders Sharing the Same Address

In some cases, one copy of this proxy statement and the accompanying notice of Annual Meeting of stockholders and Annual Report is being delivered to multiple stockholders sharing an address, at the request of such stockholders. We will deliver promptly, upon written or oral request, a separate copy of this proxy statement or the accompanying notice of Annual Meeting of stockholders or Annual Report to such a stockholder at a shared address to which a single copy of the document was delivered. Stockholders sharing an address may also submit requests for delivery of a single copy of this proxy statement or the accompanying notice of Annual Meeting of stockholders or Annual Report, but in such event will still receive separate forms of proxy for each account. To request separate or single delivery of these materials now or in the future, a stockholder may submit a written request to our non-executive Secretary, Kathi Brogdon, at our principal executive offices at 800 Gessner Road, Suite 375, Houston, Texas 77024, or a stockholder may make a request by calling the Company at (713) 970-1590.

If you receive more than one Notice of Internet Availability of Proxy Materials, it means that your shares are registered differently and are held in more than one account. To ensure that all shares are voted, please either vote each account as discussed above under “Voting Process”, or sign and return by mail all proxy cards or voting instruction forms.

Voting Results

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspector of voting and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.  Additionally, no later than one hundred fifty calendar days after the Annual Meeting, but in no event later than sixty calendar days prior to the deadline for submission of stockholder proposals as discussed below under “Stockholder Proposals” on page 41, the Company will disclose its decision in regards to how frequently the Company will include a stockholder vote on the compensation of executives in its proxy materials until the next required vote on the frequency of stockholder votes on the compensation of executives.

Company Mailing Address

The mailing address of our principal executive offices is 800 Gessner Road, Suite 375, Houston, Texas 77024.

VOTING RIGHTS AND PRINCIPAL STOCKHOLDERS

Holders of record of our common stock at the close of business on the Record Date will be entitled to one vote per share on all matters properly presented at the Annual Meeting. At the close of business on the Record Date, there were ____________ shares of our common stock outstanding. Other than our common stock, we have no other voting securities currently outstanding as, due to issues associated with the designation of our Series A 7% Convertible Voting Preferred Stock, we believe that such shares of preferred stock are not validly issued or outstanding at this time and therefore not eligible to be voted at the Annual Meeting (see also “Proposal 4 - Approval of the Designation of 10,000 Shares of Series A 7% Convertible Voting Preferred Stock”, on page 32).

Our stockholders do not have dissenters’ rights or similar rights of appraisal with respect to the proposals described herein and, moreover, do not have cumulative voting rights with respect to the election of directors.

Security Ownership of Management and Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of our common stock by (i) each person who is known by the Company to own beneficially more than five percent (5%) of our outstanding voting stock; (ii) each of our directors; (iii) each of our executive officers; and (iv) all of our current executive officers and directors as a group, as of the Record Date.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and/or investing power with respect to securities. These rules generally provide that shares of common stock subject to options, warrants or other convertible securities that are currently exercisable or convertible, or exercisable or convertible within 60 days of the Record Date, are deemed to be outstanding and to be beneficially owned by the person or group holding such options, warrants or other convertible securities for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.

To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, (a) the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to applicable community property laws; and (b) no person owns more than 5% of our common stock. Unless otherwise indicated, the address for each of the officers or directors listed in the table below is 800 Gessner, Suite 375, Houston, Texas 77024.

Title of Class	Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Owner		Percent of Class

Directors and Officers:

Common Stock	Kent Watts	2,667,892	(2)	12.28%
	800 Gessner, Suite 375
	Houston, Texas, U.S.A. 77024

Common Stock	Christine P. Spencer	32,814		*
	800 Gessner, Suite 375
	Houston, Texas, U.S.A. 77024

Common Stock	Charles F. Dommer	841,702		3.88%
	800 Gessner, Suite 375
	Houston, Texas, U.S.A. 77024

Common Stock	S. Chris Herndon	98,832	(3)	*
	800 Gessner, Suite 375
	Houston, Texas, U.S.A. 77024

	Directors and officers together (4 persons)	3,641,240		16.16%

	Major Stockholders:

Common Stock	Christopher Watts	6,872,824	(4)	31.50%
	14019 SW Frwy #301-600
	Sugar Land, Texas, U.S.A. 77478

Common Stock	Pasquale Scaturro	2,905,543	(5)	13.66%
	1700 Garland St.
	Lakewood, CO 80215

Common Stock	Michael Watts	1,550,472	(6)	7.02%
	14019 SW Frwy #301-600
	Sugar Land, Texas, U.S.A. 77478

*	Indicates beneficial ownership of less than 1% of the total outstanding common stock.

(1)                Under Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares, and/or (ii) investment power, which includes the power to dispose or direct the disposition of shares. In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares within 60 days of the date as of which the information is provided.

(2)                 Includes shares owned directly.  Does not include 8,188 preferred shares convertible into 545,833 common shares, which the Company does not currently believe are validly issued and outstanding (see “Proposal 4 - Approval of the Designation of 10,000 Shares of Series A 7% Convertible Voting Preferred Stock”, on page 32).

(3)                Includes 91,667 shares of common stock issuable upon exercise of outstanding and vested options. Options exercise price is $4.50 and $6.60.

(4)                  Christopher Watts is the 100% owner of and deemed owner of CW Navigation, Inc. (“CW Navigation”), KD Navigation, Inc., and KW Navigation, Inc.  Because Mr. Watts has voting and dispositive control over these entities, Mr. Watts is deemed to beneficially own the shares of common stock held by each of these entities. Mr. Watts is the nephew of Kent P. Watts, our Chief Executive Officer and Chairman and the son of Michael Watts (see footnote 5 below).  Includes 1,100,000 shares of common stock of the Company pledged by CW Navigation to Typenex Co-Investment, LLC, to secure amounts owed by the Company under a Secured Convertible Promissory Note in the amount of $350,000 dated March 5, 2015.

(5)            In November 2014, Mr. Scaturro and Kent P. Watts, the Company’s Chief Executive Officer, entered into a stock purchase agreement, which was amended in December 2014, at which time certain of the adult children of Mr. Watts became party to the agreement.  Pursuant to the agreement, Mr. Watts and his children agreed to sell Mr. Scaturro the outstanding capital stock of a company which they owned which is located in Namibia which owns real estate, in consideration for 475,000 shares of common stock held by Mr. Scaturro (deliverable in tranches between December 2014 and April 2015, of which an aggregate of 75,000 had been delivered as of the Record Date) to be transferred to Mr. Watts’ children and a promissory note in the amount of $475,000 payable to Mr. Watts.  Additionally, Mr. Scaturro also entered into a lock-up agreement, whereby he agreed to sell a maximum of 500 shares of the Company’s common stock which he holds or may hold in the future, per day, until the listing by the Company on a national exchange or NASDAQ, and thereafter to sell 5% of the ten day moving volume weighted average of shares per day, during the 24 months following the date of the December agreement.  Mr. Scaturro’s ownership only takes into account the 75,000 shares transferred as of the Record Date.

(6)                 Includes common shares owned by Geoserve Marketing, an entity owned 100% by Michael Watts, 266,667 shares of common stock issuable upon exercise of warrants owned by Geoserve Marketing, as well as shares owned personally by Michael Watts. Warrant exercise price ia $7.50 per share. Because Mr. Watts has voting and dispositive control over Geoserve Marketing, Mr. Watts is deemed to beneficially own the shares of common stock held by such entity.  Michael Watts is the father-in-law of Jeremy Driver, who served as a director and Chief Executive Officer of the Company through November, 2013. Additionally, Michael Watts is the brother of Kent P. Watts, the Company’s Chairman of the Board of Directors and Chief Executive Officer, and the father of Christopher Watts (see footnote 4 above).

Changes in Control

The Company is not aware of any arrangements which may at a subsequent date result in a change of control of the Company.

CORPORATE GOVERNANCE

The Company promotes accountability for adherence to honest and ethical conduct; endeavors to provide full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with the SEC and in other public communications made by the Company; and strives to be compliant with applicable governmental laws, rules and regulations.

Information regarding the members of and biographical information of our Board of Directors is provided below under “Proposal 1 - Election of Directors” (beginning on page 25).

Board Leadership Structure

Our Board of Directors has the responsibility for selecting the appropriate leadership structure for the Company. In making leadership structure determinations, the Board of Directors considers many factors, including the specific needs of the business and what is in the best interests of the Company’s stockholders. Our current leadership structure is comprised of a combined Chairman of the Board and Chief Executive Officer (“CEO”), Mr. Watts. The Board of Directors believes that this leadership structure is the most effective and efficient for the Company at this time.  Mr. Watts possesses detailed and in-depth knowledge of the issues, opportunities, and challenges facing the Company, and is thus best positioned to develop agendas that ensure that the Board of Directors’ time and attention are focused on the most critical matters. Combining the Chairman of the Board and CEO roles promotes decisive leadership, fosters clear accountability and enhances the Company’s ability to communicate its message and strategy clearly and consistently to our stockholders, particularly during periods of turbulent economic and industry conditions.

Risk Oversight

Effective risk oversight is an important priority of the Board of Directors. Because risks are considered in virtually every business decision, the Board of Directors discusses risk throughout the year generally or in connection with specific proposed actions. The Board of Directors’ approach to risk oversight includes understanding the critical risks in the Company’s business and strategy, evaluating the Company’s risk management processes, allocating responsibilities for risk oversight among the full Board of Directors, and fostering an appropriate culture of integrity and compliance with legal responsibilities.  The Board of Directors exercises direct oversight of strategic risks to the Company, including reviewing and assessing the Company’s processes to manage business and financial risk and financial reporting risk; reviewing the Company’s policies for risk assessment and assessing steps management has taken to control significant risks; overseeing risks relating to compensation programs and policies; recommending the slate of director nominees for election at the annual stockholder meetings; reviewing, evaluating and recommending changes to the Company’s corporate governance guidelines; and establishing the process for conducting the review of the Chief Executive Officer’s performance.  The Company is currently searching for two additional independent directors to assist with these processes and plans to form an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee in the future when the Company has added additional independent members of the Board of Directors.

Family Relationships

None of our directors are related by blood, marriage, or adoption to any other director, executive officer, or other key employees.

Arrangements between Officers and Directors

To our knowledge, there is no arrangement or understanding between any of our officers and any other person, including directors, pursuant to which the officer was selected to serve as an officer.

Other Directorships

No directors of the Company are also directors of issuers with a class of securities registered under Section 12 of the Exchange Act (or which otherwise are required to file periodic reports under the Exchange Act).

Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past ten years, none of our directors or executive officers were involved in any of the following: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being a named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, (5) being the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any Federal or State securities or commodities law or regulation; (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or (6) being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Board of Directors Meetings

The Company had 25 official meetings of the Board of Directors of the Company during the last fiscal year ending July 31, 2014.  Each director attended at least 75% of the total number of meetings of the Board. The Company has not adopted a policy requiring its directors to attend its annual meeting of stockholders and the Company did not hold an annual meeting last year.

Committees of the Board

On February 19, 2014, the Company adopted committee charters for an Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee (the “Committees”).  However, as the Company only has one independent director and only two total directors at this time, no members of the Board of Directors have been appointed to such Committees to date.  Until such time as the Company appoints members to the Committees, the Committees have no authority, and all functions of such Committees are instead performed by the full Board of Directors. Because the Committees currently have no members and no authority, the description of the charters of each of the Committees has not been included herein; however, the charters of each Committee as adopted by the Board of Directors are set forth on our corporate website (hydrocarb.com), under “About” – “Corporate Governance”.  The Company plans to file a Form 8-K at such time, if ever, as the Company appoints any members of its Board of Directors to any of the Committees and further plans to file applicable Committee Charters with the SEC at that time.

Stockholder Communications with the Board

Our stockholders and other interested parties may communicate with members of the Board by submitting such communications in writing to our non-executive Secretary, Kathi Brogdon, who, upon receipt of any communication other than one that is clearly marked “Confidential,” will note the date the communication was received, open the communication, make a copy of it for our files and promptly forward the communication to the director(s) to whom it is addressed. Upon receipt of any communication that is clearly marked “Confidential,” our Secretary will not open the communication, but will note the date the communication was received and promptly forward the communication to the director(s) to whom it is addressed. If the correspondence is not addressed to any particular Board member or members, the communication will be forwarded to a Board member to bring to the attention of the Board.

Director Independence

The Board of Directors annually determines the independence of each director and nominee for election as a director. In assessing director independence, the Board considers, among other matters, the nature and extent of any business relationships, including transactions conducted, between the Company and each director and between the Company and any organization for which one of our directors is a director or executive officer or with which one of our directors is otherwise affiliated.

Our Board of Directors has determined that Mr. Herndon is an independent director as defined under Rule 10A-3 of the Exchange Act.

Code of Conduct

We have adopted a Code of Conduct that applies to all directors and officers. The code describes the legal, ethical and regulatory standards that must be followed by the directors and officers of the Company and sets forth high standards of business conduct applicable to each director and officer. As adopted, the Code of Conduct sets forth written standards that are designed to deter wrongdoing and to promote, among other things:

(1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) full, fair accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in other public communications made by us;

(3) compliance with applicable governmental laws, rules and regulations;

(4) the prompt internal reporting of violations of the code to the appropriate person or persons identified in the code; and

(5) accountability for adherence to the code.

We revised the Code of Conduct during the year ended July 31, 2013.  A copy of our Code of Conduct is was filed as Exhibit 14.1 to our Annual Report on Form 10-K for the year ended July 31, 2013, filed with the Securities and Exchange Commission on November 12, 2013.

We intend to disclose any amendments to our Code of Conduct and any waivers with respect to our Code of Conduct granted to our principal executive officer, our principal financial officer, or any of our other employees performing similar functions on our website at www.hydrocarb.com, within four business days after the amendment or waiver. In such case, the disclosure regarding the amendment or waiver will remain available on our website for at least 12 months after the initial disclosure. There have been no waivers granted with respect to our Code of Conduct to any such officers or employees to date.

EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our executive officers (ages are as of the Record Date).

Name	Age	Position
Kent P. Watts	56	Chief Executive Officer and Chairman
Charles F. Dommer	60	President and Chief Operating Officer
Christine P. Spencer	59	Chief Accounting Officer

KENT P. WATTS, CHIEF EXECUTIVE OFFICER AND PRESIDENT

Information regarding Mr. Watts is set forth in “Proposal 1 – Election of Directors”, below (beginning on page 25).

CHARLES F. DOMMER, PRESIDENT AND CHIEF OPERATING OFFICER

Charles F. Dommer was appointed President and Chief Operating Officer of the Company on October 27, 2013.  Mr. Dommer is an exploration and development executive with 35 years of managerial positions for international and domestic oil and gas exploitation, exploration and acquisitions.  Mr. Dommer has managed many major projects in the competitive arena of oil and gas exploration and development. From December 2010 until present, Mr. Dommer has served as the Vice President of Exploration and Development for Hydrocarb Corporation.  From January 2000 to December 2010, Mr. Dommer served as President of Trans Global Engineering, Inc., of Denver, Colorado, primarily directing production operations as Chief Geologist (Vice President of Exploration and Production) for Lukoil-AIK in Russia.  Mr. Dommer’s past experience includes Senior Geologist at Phillips Petroleum Company, located in Texas, and the establishment of a Geology and Reservoir Engineering Department in Siberia as Chief Geologist (Vice President of Exploration and Production) for Occidental Petroleum Joint Venture, Vanyoganneft.  Mr. Dommer has a B.S. Geology degree from Arizona State University.

CHRISTINE P. SPENCER, CHIEF ACCOUNTING OFFICER

On June 13, 2014, Christine P. Spencer was appointed Chief Accounting Officer of the Company. Ms. Spencer has been the controller of Hydrocarb Energy Corp. since February of 2013.  Ms. Spencer’s prior work history before joining Hydrocarb Energy Corp. are as follows: from October 2010 to July 2012, she was controller of Platinum Pressure Pumping, an oilfield service company; prior to that, from November 2009 to October 2010, she served as controller of Holden Roofing Company, a residential and commercial roofing company; and from April 2008 through August 2009, Ms. Spencer was the Chief Financial Officer for David Powers Homes, a residential building contractor.  Ms. Spencer is a certified public accountant in Texas and has over 37 years of public and private accounting experience.  Ms. Spencer has a Bachelor’s of Science degree in Accountancy, with High Honors from the University of Illinois.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the compensation of our Chief Executive Officer, Chief Accounting Officer (as well as persons with respect to whom disclosure would have been required had they been serving in such roles as of the end of the applicable fiscal years) and the two most highly compensated officers other than the Chief Executive Officer and Chief Accounting Officer (collectively, our “Named Executive Officers”) during our fiscal years ended July 31, 2014 and 2013:

Name and Principal Position	Year	Salary	Bonus	Stock Awards (2)	All Other Compensation	Total (1)

Kent P. Watts (3)	2014	$-	$-	$14,621	$-	$14,621
CEO and Chairman
Christine P. Spencer (4)	2014	$132,923	$-	$144,000	$-	$276,923
Chief Accounting Officer
Craig Alexander	2014	$185,000	$-	$185,000	$-	$370,000
Vice President, non-executive officer
Pasquale V. Scaturro	2014	$75,257	$-	$23,518	$-	$98,775
Former CEO (5)
Tyler W. Moore	2014	$20,584	$-	$152,369	$-	$172,953
Former CFO (6)
Charles F. Dommer	2014	$99,205	$-	$13,320	$-	$112,525
President and COO (7)
Jeremy G. Driver (8)	2014	$111,724	$-	$-	$-	$111,724
Former President and CEO	2013	$175,000	$-	$-	$-	$175,000
Sarah Berel-Harrop (9)	2014	$162,163	$-	$-	$-	$162,163
Former Secretary, Treasurer & CFO	2013	$134,809	$-	$-	$-	$134,809
Steven L. Carter (10)	2014	$65,718	$-	$-	$-	$65,718
Former Vice President, Operations	2013	$178,692	$-	$-	$-	$178,692

(1)  Does not include perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is more than $10,000.  None of our executive officers received any Option Awards, Non-Equity Incentive Plan Compensation or Nonqualified Deferred Compensation Earnings during the periods presented.

(2) Represents the fair value of the grant of shares of our common stock calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718.

(3) Appointed as Chief Executive Officer on August 8, 2014.  Stock Award compensation for fiscal 2014 is in consideration for services to the Board of Directors.

(4) Appointed as Chief Accounting Officer on June 13, 2014.

(5) Effective November 15, 2013, Mr. Scaturro was appointed as Chief Executive Officer of the Company. Mr. Scaturro resigned as Chief Executive Officer of the Company on August 8, 2014.

(6) Mr. Moore was appointed as Chief Financial Officer of the Company effective December 2, 2013 and resigned as Chief Financial Officer effective March 31, 2014.

(7) Appointed as President and COO of the Company effective October 27, 2013.

(8) Effective on October 27, 2013, Mr. Driver resigned as President of the Company and effective on November 15, 2013, Mr. Driver resigned as Chief Executive Officer of the Company.

(9) Effective November 25, 2013, Ms. Berel-Harrop resigned as Secretary of the Company. Effective on December 2, 2013, Ms. Berel-Harrop resigned as Chief Financial Officer of the Company and was appointed as Chief Accounting Officer. On January 7, 2014, Ms. Berel-Harrop resigned as Chief Accounting Officer and Treasurer.

(10) Mr. Carter’s employment as Vice President Operations was terminated effective August 30, 2013.

Compensation of Directors

Our directors who are also executive officers receive compensation for management services provided to the Company and thus they do not receive separate compensation for their services as directors.  In February 2013, we adopted a standard compensation package for independent directors (which currently consists solely of Mr. S. Chris Herndon) as follows:

●	$30,000 per year for serving on the board of directors (updated to $8,000 per quarter effective December 2012),

●	$2,000 per year for serving as a committee chair (assuming committees of the Board of Directors are formed in the future),

●	Meeting fees of $2,000 per meeting for any board meetings other than four quarterly regular meetings, and

●	Meeting fees of $1,500 per meeting for any committee meetings other than four quarterly regular meetings.

The following table provides information regarding compensation during the year ended July 31, 2014 earned by directors who are not executive officers. The compensation of our directors who are executive officers disclosed in the “Summary Compensation” Table above.

Name	Fees Earned or Paid in Cash	Option Awards (1)	All Other Compensation	Total
	($)	($)	($)	($)

Gregory M. Larberg (2) (3)	$-	$-	$14,621	$14,621
Paul C. Schillmoller (2) (3)	$-	$-	$14,621	$14,621
Pasquale V. Scaturro (3) (4)	$-	$-	$23,518	$23,518
S. Chris Herndon	$22,000	$-	$15,955	$37,955
John E. Brewster, Jr. (5)	$14,000	$-	$-	$14,000
Leonard Garcia (6)	$14,000	$-	$-	$14,000
Jeremy G. Driver (7)	$-	$-	$-	$-
Steven L. Carter (8)	$-	$-	$-	$-

* The table above does not include the amount of any expense reimbursements paid to the above directors.  No directors received any Stock Awards, Option Awards, Non-Equity Incentive Plan Compensation, or Nonqualified Deferred Compensation Earnings during the period presented.  Does not include perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is more than $10,000.

(1) Represents the fair value of the grant of certain options to purchase shares of our common stock calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718.

(2) Appointed as members of the Board of Directors effective January 17, 2014.

(3) Resigned as members of the Board of Directors effective July 18, 2014.

(4) Appointed as a member of the Board of Directors effective October 11, 2013.

(5) Resigned effective November 1, 2013.

(6) Resigned effective October 31, 2013.

(7) Resigned as Chairman effective October 11, 2013 and as a member of the Board of Directors effective November 22, 2013.

(8) Resigned effective September 17, 2013.

Outstanding Equity Awards at Year Ended July 31, 2014

As of July 31, 2014 no Executive Officer had any outstanding equity awards outstanding.  No Executive Officers had any stock options outstanding which were exercisable or unexercisable as of July 31, 2014.  Additionally, no Named Executive Officers had any unearned securities awards outstanding as of July 31, 2014.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth information as of July 31, 2014:

Equity Compensation Plan Information

		Number of Securities to be Issued Upon Exercise of Outstanding Options, warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in column (a))
		(a)	(b)	(c)

(a)	Equity compensation plans approved by security holders	N/A	N/A	N/A
(b)	Equity compensation plans not approved by security holders
	1. 2013 Stock Incentive Plan	265,333	$7.14	770,136
	2. Compensation Warrants	1,084,584	$7.50	N/A

2013 Stock Incentive Plan

During February 2013, the Board of Directors authorized and approved the adoption of the 2013 Stock Incentive Plan (the “2013 Plan”). An aggregate of 883,333 shares of common stock may be issued under the plan.

The Plan is administered by the Board of Directors, which has substantial discretion to determine persons, amounts, time, price, exercise terms, and restrictions of the grants, if any.

An award may not be exercised after the termination date of the award and may be exercised following the termination of an eligible participant’s continuous service only to the extent provided by the administrator under the 2013 Plan. If the administrator under the 2013 Plan permits a participant to exercise an award following the termination of continuous service for a specified period, the award terminates to the extent not exercised on the last day of the specified period or the last day of the original term of the award, whichever occurs first. In the event an eligible participant’s service has been terminated for “cause”, he or she shall immediately forfeit all rights to any of the awards outstanding.

During the year ended July 31, 2014, we granted no options to purchase shares of our common stock under the 2013 Plan.  During the year ended July 31, 2014, options to purchase 246,667 shares of our common stock expired unexercised, which increased the number of shares available to be issued under the 2013 Plan. As of July 31, 2014, a total of 770,136 shares were available to be issued under the 2013 Plan.

During the year ended July 31, 2014, we granted no warrants to purchase shares of our common stock.  The balance of 1,084,584 compensation warrants were issued primarily in 2011, at the time of the purchase of the Galveston Bay subsidiary.  As of the date of this proxy statement, 666,667 warrants remain outstanding.

Employment, Consulting and Services Agreements

The following is a summary of the material terms of the employment, consulting or services agreements we have entered into with our officers and employees.

Kent P. Watts Employment Agreement

On March 9, 2015, and effective as of January 20, 2015, we entered into an executive employment agreement with Kent P. Watts to serve as our Chief Executive Officer.  The agreement, which was also approved by our senior lender, provides for the payment to Mr. Watts of a salary of $250,000 per year (increasing by $75,000 per year in the event our common stock trades on any stock exchange); a bonus of $200,000 (subject to certain requirements in the agreement) once we have raised $9.4 million in total funding between August 1, 2014 and July 31, 2015, and a bonus of 2% of the first $10 million raised in debt or equity; 1% of the next funds raised in debt or equity between $10 million and $25 million; and ½% for all funds raised above $25 million, all of which may be paid to Mr. Watts at his option in cash, shares of common stock or preferred stock.  The agreement remains in effect until July 31, 2017. Upon the occurrence of a “change of control” of the Company, as defined in the agreement, and the termination of employment by Mr. Watts or the Company in connection therewith, or in the event we terminate the agreement without cause, we are required to pay Mr. Watts his then current salary plus insurance for the lesser of one (1) year or the remaining term of the agreement.  Mr. Watts has agreed to not require us to pay him any of the amounts that he would have been due under the terms of the agreement from January 20, 2015 until the date the agreement was entered into until such time as we raise additional funds.

Charles F. Dommer Employment Agreement

Effective March 1, 2014, the Company entered into an employment agreement with Charles F. Dommer, pursuant to which Mr. Dommer agreed to serve as an employee of the Company for a term of one year.  Pursuant to the agreement, Mr. Dommer’s salary is $120,000 per year.  If Mr. Dommer’s employment is terminated by the Company in connection with a Change of Control (as defined in the agreement), either involuntarily by the Company or voluntarily by Mr. Dommer within 90 days of such Change of Control, the Company is required to continue paying him his salary for one year after such termination date.  Additionally, in the event the agreement is terminated by the Company for any reason other than cause or by Mr. Dommer for good reason (each as defined in the agreement), Mr. Dommer is due six months of salary as a severance payment.

Effective July 19, 2014, the Company entered into a replacement employment agreement with Charles F. Dommer, pursuant to which Mr. Dommer agreed to serve as the President of the Company for a term of one year.  Pursuant to the agreement, Mr. Dommer’s salary is $240,000 per year.  Mr. Dommer was also due a bonus of $20,000 in connection with the Company closing certain financing transactions which were consummated and which bonus was paid in August 2014.  Finally, Mr. Dommer is due a bonus equal to 2% of the net cash proceeds received by the Company for any working interest purchased from the Company by any joint venture with regard to any international concessions and operated by the Company. If Mr. Dommer’s employment is terminated by the Company in connection with a Change of Control (as defined in the agreement), either involuntarily by the Company or voluntarily by Mr. Dommer within 90 days of such Change of Control, the Company is required to continue paying his salary and reimburse him for insurance payments for one year after such termination date.  Additionally, in the event the agreement is terminated by the Company for any reason other than cause or by Mr. Dommer for good reason (each as defined in the agreement), Mr. Dommer is due six months of salary as a severance payment.

Christine P. Spencer Employment Agreement

Effective June 12, 2014, the Company entered into an employment agreement with Christine P. Spencer, pursuant to which Ms. Spencer agreed to serve as the Chief Accounting Officer for a term of one year, at a salary of $144,000 per year.  If Ms. Spencer’s employment is terminated by the Company in connection with a Change of Control (as defined in the agreement), either involuntarily by the Company or voluntarily by Ms. Spencer within 90 days of such Change of Control, the Company is required to continue paying her salary and reimburse her for insurance payments for one year after such termination date.  Additionally, in the event the agreement is terminated by the Company for any reason other than cause or by Ms. Spencer for good reason (each as defined in the agreement), Ms. Spencer is due twelve months of salary as a severance payment.

Carter Professional Services Agreement (Terminated)

On December 20, 2006, our Board of Directors authorized and approved the execution of the “Carter Professional Services Agreement”. The initial term of the agreement was two years expiring on November 30, 2008, and the agreement was amended to increase Mr. Carter’s compensation in June 2011. Pursuant to the terms and provisions of the Carter Professional Services Agreement: (i) Steven Carter agreed to provide duties to us commensurate with his then executive position as our Vice President of Operations; (ii) we would pay to Mr. Carter a monthly fee of $14,583.33; (iii) we approved the issuance of 20,000 shares of our common stock at a price of $0.025 per share (on a post-share consolidation basis); (iv) we approved the granting of an aggregate of not less than 24,000 options to purchase shares of our common stock at $8.75 per share (amended to be $2.50 per share) for a ten year term (on a post-share consolidation basis); and (v) the Carter Professional Services Agreement may be terminated without cause by either of us by providing prior written notice of the intention to terminate at least 90 days (in the case of our Company after the initial term) or 30 days (in the case of Mr. Carter) prior to the effective date of such termination.  In August, 2013, we terminated the agreement.  In accordance with the terms of the agreement, he received the fee due under the terms of the agreement through the end of November 2013.

Jeremy G. Driver Agreement (2009)(Terminated)

Effective December 1, 2009, we entered into an executive services agreement with Mr. Driver, which was revised in June 2011 to increase his monthly fee, pursuant to which he is to perform such duties and responsibilities as set out in the agreement and as our Board of Directors may from time to time reasonably determine and assign as is customarily performed by a person in an executive position with our Company.  In consideration for his services under the agreement, as amended, we have agreed:

●	to pay Mr. Driver a monthly fee of $14,583.33;
●	to pay Mr. Driver a one-time signing bonus of $20,000;
●	to provide Mr. Driver with industry standard bonuses, from time to time, based, in part, on the performance of the Company and the achievement by Mr. Driver of reasonable management objectives, as determined by the Company’s Board of Directors in good faith;
●	to provide Mr. Driver with three weeks paid vacation;
●	to provide Mr. Driver with a monthly benefits stipend of $450 together with full participation, at the Company’s expense, in the Company’s current medical services and life insurance benefits programs for management and employees; and

●	to grant Mr. Driver incentive stock options to purchase not less than an aggregate of 100,000 common shares of the Company, at an exercise price $5.00 per share (amended to be $2.50 per share), vesting as to one-quarter of said stock options on the date of grant (that being as to 25,000) and on each day which is six months thereafter in succession for each remaining one-quarter of the optioned common shares, and all being exercisable for a period of three years from the date of grant and in accordance with the provisions of the Company’s current Stock Incentive Plan.

The initial term of the agreement was one year ending on December 1, 2010, and the agreement was subject to automatic renewal on a monthly basis unless either the Company or Mr. Driver provides written notice of an intention not to renew the agreement not later than 30 days prior to the end of the then-current initial term or renewal of the agreement.  In October 2013, this agreement was terminated and we entered into a new employment agreement with Mr. Driver, as described below.

Jeremy G. Driver Agreement (2013)(Terminated)

On October 11, 2013, we entered into a new agreement with Mr. Driver, which was modified on October 27, 2013 and is effective October 1, 2013.  In consideration for his services under the agreement, as amended, we agreed to provide Mr. Driver with a monthly salary of $14,583.33, participation in company benefits programs, and four weeks paid vacation.  The agreement provides for Mr. Driver to be paid six months’ salary as severance in the event of:

●	termination by the Company for other than cause,
●	termination by Mr. Driver for “Good Reason”, which includes a diminishment of job functions or responsibilities and attempts by the Company to relocate Mr. Driver, or
●	termination by Mr. Driver for any reason within 90 days of a change in control of the Company.

The initial term of the agreement is one year ending on October 1, 2014, and the agreement is subject to automatic renewal for consecutive one year periods unless either the Company or Mr. Driver provides written notice of an intention not to renew the agreement not later than 60 days prior to the end of the then-current initial term or renewal of the agreement.

Effective October 11, 2013, Mr. Driver resigned as Chairman and as a member of the Board of Directors of the Company. Effective on October 27, 2013, Mr. Driver resigned as President of the Company and effective on November 15, 2013, Mr. Driver resigned as Chief Executive Officer of the Company.

Sarah Berel-Harrop Agreement (Terminated)

On October 11, 2013, we entered into an employment agreement with Ms. Berel-Harrop, which was effective October 1, 2013.  In consideration for her services under the agreement, as amended, we agreed to provide Ms. Berel-Harrop with a monthly salary of $12,500, participation in Company benefits programs, and three weeks paid vacation.  The agreement provides for Ms. Berel-Harrop to be paid six months’ salary as severance in the event of:

●	termination by the Company for other than cause,
●	termination by Ms. Berel-Harrop for “Good Reason”, which includes a diminishment of job functions or responsibilities and attempts by the Company to relocate Ms. Berel-Harrop, or
●	termination by Ms. Berel-Harrop for any reason within 90 days of a change in control of the Company.

            The initial term of the agreement is one year ending on October 1, 2014, and the agreement is subject to automatic renewal for consecutive one year periods unless either the Company or Ms. Berel-Harrop provides written notice of an intention not to renew the agreement not later than 60 days prior to the end of the then-current initial term or renewal of the agreement.

Effective November 25, 2013, Ms. Berel-Harrop resigned as Secretary of the Company. Effective on December 2, 2013, Ms. Berel-Harrop resigned as Chief Financial Officer of the Company and was appointed as Chief Accounting Officer. On January 7, 2014, Ms. Berel-Harrop resigned as Chief Accounting Officer and Treasurer.

Craig Alexander Agreement

On October 11, 2013, we entered into an employment agreement with Mr. Alexander, which is effective October 1, 2013. In consideration for his services under the agreement, as amended, we have agreed to provide Mr. Alexander with a monthly salary of $15,417.67, participation in Company benefits programs, and three weeks paid vacation.  The agreement provides for Mr. Alexander to be paid six months’ salary as severance in the event of:

●	termination by the Company for other than cause,
●	termination by Mr. Alexander for “Good Reason”, which includes a diminishment of job functions or responsibilities and attempts by the Company to relocate Mr. Alexander, or
●	termination by Mr. Alexander for any reason within 90 days of a change in control of the Company.

The initial term of the agreement was one year ending on October 1, 2014, and the agreement is subject to automatic renewal for consecutive one year periods unless either the Company or Mr. Alexander provides written notice of an intention not to renew the agreement not later than 60 days prior to the end of the then-current initial term or renewal of the agreement. The agreement automatically renewed.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Except as described below, none of the following parties has had any material interest, direct or indirect, in any transaction with us during our last two fiscal years or in any presently proposed transaction that has or will materially affect us:

(1)	any of our directors or officers;

(2)	any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to our outstanding shares of common stock; or

(3)	any member of the immediate family (including spouse, parents, children, siblings and in-laws) of any of the above persons.

Galveston Bay

Immediately following our acquisition of Galveston Bay Energy, LLC, on February 15, 2011, we sold 15% of our own aggregate working interest in the Galveston Bay fields for $1,400,000 in cash to SPE Navigation 1, LLC (“SPE”), a company controlled by Michael Watts, who is the father-in-law of Jeremy Driver, a former director of the Company and our former Chief Executive Officer, and the brother of Kent P. Watts, the Company’s Chairman of the Board of Directors and Chief Executive Officer. SPE had the right to acquire an additional 10% of our own aggregate working interest in the Galveston Bay fields within 90 days for $1,150,000.

Effective on September 26, 2011, we closed on our acquisition of SPE from CW Navigation Inc., KD Navigation Inc. and KW Navigation Inc., each a Texas corporation (collectively, the “Sellers”). The material assets of SPE consist of certain oil and gas working interests in and to four producing oil and gas fields located in Galveston Bay, Texas, together with one million shares of Hyperdynamics Corporation (NYSE MKT: HDY).  Pursuant to the terms of the Company’s Purchase and Sale Agreement with the Sellers and SPE regarding this matter, the Company acquired the Sellers’ 100% interest in SPE for total consideration consisting of 3,800,000 restricted common shares of the Company issued at a deemed issuance price of $2.50 per share (on a post-share consolidation basis).  CW Navigation Inc., KD Navigation Inc., and KW Navigation Inc. are beneficially owned by Christopher Watts, the nephew of our current Chairman, Kent P. Watts, and the son of Michael Watts.

Namibia Exploration, Inc.

We entered into a Share Exchange Agreement, dated August 7, 2012 (the “Share Exchange Agreement”) with each of Namibia Exploration, Inc. (“NEI”), a company organized under the laws of the state of Nevada, and the stockholders of NEI (each a “Vendor” and collectively, the “Vendors”), whereby we acquired the right to acquire all of the issued and outstanding common shares in the capital of NEI from the Vendors in exchange for the issuance of up to 24,900,000 restricted common shares of the Company to the Vendors (the “Acquisition Shares”) on a pro-rata basis in accordance with each Vendor’s percentage ownership in NEI (the “Acquisition”). NEI holds the rights to a 39% working interest in an onshore petroleum concession (the “Concession”), located in the Republic of Namibia, measuring approximately 5.3 million acres and covered by Petroleum Exploration License No. 0038 as issued by the Republic of Namibia Ministry of Mines and Energy.

We completed the Acquisition on September 6, 2012, and as a result, NEI became a wholly-owned subsidiary of the Company.  As a result, the Company, through NEI, has acquired and been assigned a 39% working interest (43.33% cost responsibility) in and to the Concession.  The Company now holds its indirect working interest in the Concession in partnership with the National Petroleum Corporation of Namibia Ltd. (“NPC Namibia”) and Hydrocarb Namibia Energy Corporation (“Hydrocarb Namibia”), a company chartered in the Republic of Namibia and which is a majority-owned subsidiary of Hydrocarb Corporation (“Hydrocarb”), a company organized under the laws of the State of Nevada.  Hydrocarb Namibia, as operator of the Concession, now holds a 51% working interest (56.67% cost responsibility) in the Concession and NPC Namibia now holds a 10% carried working interest in the Concession.  The assignment of the 39% working interest to NEI from Hydrocarb Namibia received the approval of the government of the Republic of Namibia on August 23, 2012.

Pursuant to the terms of the Share Exchange Agreement, the Company is required to issue the Acquisition Shares, as consideration for the Acquisition, in accordance with the following milestones which must be reached within 10 years after the closing of the Acquisition (the “Closing”):

(a)	830,000 of the Acquisition Shares were issued at the time of the original Acquisition Agreement;
(b)	a further 830,000 of the Acquisition Shares were due when and if the Company’s 10-day volume-weighted average market capitalization reached $82,000,000;
(c)	a further 2,490,000 of the Acquisition Shares were due when and if the Company’s 10-day volume-weighted average market capitalization reached $196,000,000; and
(d)	a further and final 4,150,000 of the Acquisition Shares were due if the Company’s 10-day volume-weighted average market capitalization reached $434,000,000.

The Company will maintain 100% ownership of NEI after Closing even if one or more of the market capitalization milestones have not been attained within 10 years from the Closing.

In conjunction with the HCN acquisition in December 2013, the Company’s Board of Directors authorized the immediate issuance of these contingently issuable 7,470,000 shares of our common stock as described above in subsections (b), (c), and (d) above to the former owners of NEI.  We issued the 7,470,000 shares on December 9, 2013.

The Vendors under the Share Exchange Agreement were Michael Watts (the father-in-law of Jeremy Driver, our former Chief Executive Officer and director), CW Navigation Inc., KW Navigation Inc., and KD Navigation Inc. The Navigation companies are beneficially owned by Christopher Watts, the nephew of our current Chairman, Kent P. Watts.

Carter E & P, LLC

A company controlled by one of our former officers (Steven Carter) operated our Barge Canal properties, the Curlee Prospect in Bee County, Texas and the Dix Prospect in San Patricio County, Texas.  Revenues generated from these properties were $39,274 and $643,203 for the years ended July 31, 2014 and 2013, respectively.  In addition, lease operating costs incurred from these properties were $23,259 and $224,047 for the years ended July 31, 2014 and 2013, respectively.  Mr. Carter resigned as of November 2013, Galveston Bay Energy took over the operations of the Barge Canal properties as of September 2013, and sold them in March of 2014.

As of July 31, 2014 and 2013, respectively, we had outstanding accounts receivable associated with these properties of $0 and $91,967 and no accounts payable.  We have no current contact with either Mr. Carter or these properties currently.

Working Interest

During January 2012, we sold half of our working interest in a well, the State Tract 9-12A#4, to third parties.  The father of our former Chief Financial Officer Sarah Berel-Harrop, and a company controlled by the father-in-law of our former Chief Executive Officer and brother of our current Chief Executive Officer, each purchased a 5% interest in the well.  The costs associated with the drilling and completion operations on the well through July 31, 2012 were approximately $6.6 million for all participants.  Mr. Harrop’s and Lifestream’s share of the operations were $8,568 and $330,151 each during the years ended July 31, 2014, July 31, 2013 and July 31, 2012, respectively.

HCN Acquisition

On December 9, 2013 (“Acquisition Date”), we acquired HCN (“HCN Acquisition”) pursuant to a Share Exchange Agreement (“HCN Agreement”) dated November 27, 2013.  The purchase price was 8,396,667 shares of the Company’s common stock to HCN’s stockholders in exchange for 100% of the outstanding equity interest in HCN and 8,188 shares of the Company’s Series A Preferred Stock to Kent P. Watts, the Company’s Chief Executive Officer and Chairman, a holder of convertible preferred stock in HCN in exchange of 100% of the holder’s preferred stock in HCN. At date of closing the 8,396,667 shares of common stock issued had a market valuation of $64,990,200 (based on market close of $7.74 on December 9, 2013) and the preferred stock issued had a value of $3,275,200 (8,188 shares at par value of $400). The Company’s Series A Preferred Stock, the terms and conditions thereof, and certain issues which have arisen with such preferred stock are described in greater detail below under “Proposal 4, Approval of the Designation of 10,000 Shares Of Series A 7% Convertible Voting Preferred Stock” beginning on page 32.

In addition, the HCN Agreement provided that the Company would issue 7,470,000 shares of its common stock to the holders of certain rights to acquire Company common stock.  These rights were previously issued by the Company as contingent consideration in connection with the acquisition of NEI.  The rights had been convertible into the Company’s common stock based upon Company market capitalization milestones.  The rights were issued to entities deemed related parties to the Company.  These shares were issued on December 9, 2013, as discussed above.

Independent Directors

S. Chris Herndon is an independent director of our Company as provided in the listing standards of the NYSE MKT Equities Exchange (notwithstanding that our common stock is not currently listed on the NYSE MKT).

Additional Agreements, Transactions and Understandings

During 2011, we entered into a consulting contract with a company controlled by Michael Watts, the father-in-law of Jeremy Driver, our former Chief Executive Officer and director and brother to our current Chief Executive Officer, described above under “Employment, Consulting and Services Agreements”.  We recognized expense of $196,384 from this contract during the years ended July 31, 2013.  Due to the expiration of the contract for services, $6,754 was recognized in the year ended July 31, 2014.  As of this date, there has been no additional contract entered into with Mr. Watts.

In December 2012, we acquired a 366.85 acre tract of property (the “Dix Prospect”), in San Patricio County, Texas. As of July 31, 2013 we incurred $76,938 in acquisition and land costs. In February 2013, we sold a 75% working interest in the prospect to partners on a third for a quarter basis, under which the 75% interest holders will carry 25% of the working interest to the casing point of the initial well drilled on the prospect. In January 2013, we sold 2% of our 25% carried working interest to Carter E&P, a company owned by our former Vice President of Operations (Steven Carter) and retained a 23% working interest which is carried to the casing point of the initial well.

Effective September 1, 2013, we conveyed our interest in the Dix, Melody, Curlee, Palacios and Illinois properties to Carter E&P, LLC (“Carter E&P”) in conjunction with our termination of Steven Carter as Vice President of Operations for $0 cash proceeds and the assumption of the abandonment liabilities of $4,381. In accordance with full cost rules, we recognized no gain or loss on the sale. During the year ended July 31, 2013, Carter E&P operated several properties onshore in South Texas, including our Barge Canal properties. Although he was not a related party after September 2013, we considered the transactions with his company during his tenure as an officer of the Company as related party transactions because they were not compensation transactions or entered into in the ordinary course of business, and because he was a related party at the time they occurred.

Effective on August 8, 2014, Pasquale V. Scaturro resigned as the Chief Executive Officer of the Company provided that on the same date Mr. Scaturro entered into a consulting agreement with the Company and agreed to provide the Company Geological and Geophysical consulting pertaining to the Company’s oil and gas concession in Namibia.  Pursuant to the agreement we are required to pay Mr. Scaturro $10,000 per month (for 12 months) and provide him a success fee of $250,000 upon the sale or joint venture of the Company’s Owambo Concession in Namibia. The agreement has a 180 day term, renewable thereafter in 30 day periods for an additional 180 days.

In November 2014, Pasquale V. Scaturro, the Company’s former Chief Executive Officer and Kent P. Watts, the Company’s current Chief Executive Officer and Chairman, entered into a stock purchase agreement, which was amended in December 2014, at which time certain of the adult children of Mr. Watts became party to the agreement.  Pursuant to the agreement, Mr. Watts and his children agreed to sell Mr. Scaturro the outstanding capital stock of a company which they owned which is located in Namibia which owns real estate, in consideration for 475,000 shares of common stock held by Mr. Scaturro (deliverable in tranches between December 2014 and April 2015, of which an aggregate of 75,000 had been delivered as of the Record Date) to be transferred to Mr. Watts’ children and a promissory note in the amount of $475,000 payable to Mr. Watts.  Additionally, Mr. Scaturro also entered into a lock-up agreement, whereby he agreed to sell a maximum of 500 shares of the Company’s common stock which he holds or may hold in the future, per day, until the listing by the Company on a national exchange or NASDAQ, and thereafter to sell 5% of the ten day moving volume weighted average of shares per day, during the 24 months following the date of the December agreement.  Mr. Scaturro’s ownership only takes into account the 75,000 shares transferred as of the Record Date.

On March 5, 2015, we sold a Secured Convertible Promissory Note (the “Typenex Convertible Note”) to Typenex Co-Investment, LLC (“Typenex”) in the amount of $350,000. The Typenex Convertible Note was issued pursuant to the terms of a Securities Purchase Agreement dated as of the same date. The Typenex Convertible Note bears interest at the rate of 10% per annum (22% upon the occurrence of an event of default) and is due and payable in full on January 5, 2016. The Typenex Convertible Note provides for customary events of default such as failing to timely make payments under the Typenex Convertible Note when due. Additionally, upon the occurrence of certain fundamental defaults, as described in the Typenex Convertible Note, we are required to repay Typenex liquidated damages in addition to the amount owed under the Typenex Convertible Note.

We have the right to prepay the Typenex Convertible Note, pursuant to the terms thereof, at any time, provided we pay a prepayment amount of 125% of the then outstanding balance. The principal amount of the Typenex Convertible Note and all accrued interest is convertible at the option of the holder thereof into our common stock at any time. The conversion price of the Typenex Convertible Note is initially $2.25 per share, provided that if our market capitalization falls below $20 million (provided further that our current market capitalization is below $20 million), the conversion price becomes the lower of $2.25 per share and the average of the five lowest closing bid prices of our common stock on the twenty trading days immediately prior to such conversion date (the “Market Price”) multiplied by 80% (provided such percentage is subject to automatic reduction upon the occurrence of certain events, including among other things described in the Convertible Secured Note, a reduction by 5% in the event the Market Price is less than $0.75). The Typenex Convertible Note also includes anti-dilution rights in the event we sell or issue any securities with a price less than the applicable conversion price, subject to certain exceptions. The Typenex Convertible Note also includes various restrictions on our ability to enter into subsequent variable rate security transactions following the date thereof.

Beginning on the date that is six months after March 5, 2015, and continuing each month thereafter until maturity, we are required to prepay the Convertible Secured Note in cash or shares of our common stock (provided that upon the occurrence of certain defaults described in the Typenex Convertible Note we are only able to pay this amount in cash), an amount equal to the greater of (i) $70,000 and (ii) the outstanding balance of the Convertible Secured Note divided by the number of such required installment payments prior to the maturity date. Additionally, on the twentieth trading day following the date each tranche of installment shares becomes free trading we are required to issue Typenex additional shares of common stock if the applicable conversion price calculated on the true-up date is less than the original conversion price. At no time may the Typenex Convertible Note be converted into shares of our common stock if such conversion would result in Typenex and its affiliates owning an aggregate of in excess of 4.99% of the then outstanding shares of our common stock, provided such percentage increases to 9.99% if our market capitalization is less than $10 million, and provided further that Typenex may change such percentage from time to time upon not less than 61 days prior written notice to us.

We are subject to various fees and penalties under the Typenex Convertible Note for our failure to timely deliver shares due upon any conversion or installment payment.

As additional consideration for the loan evidenced by the Typenex Convertible Note, the Company granted Typenex a five year warrant to purchase 38,889 shares of our common stock at an exercise price of $2.25 per share (the “Warrant”) which number of shares and exercise price are subject to adjustment. The Warrant includes the same ownership limitation described above in connection with the Typenex Convertible Note. The Warrant includes cashless exercise rights.

The Warrant contains anti-dilution rights such that if we issue or sell or are deemed to issue or sell securities for less than the then applicable exercise price of the Warrant, subject to certain exceptions, the exercise price of the Warrant is reduced to such lower price and the number of shares of common stock issuable upon exercise of the Warrant increases, such that the aggregate exercise price payable upon exercise of the Warrant remains the same upon such anti-dilutive adjustment, up to a maximum of three times the current number of shares issuable upon exercise of the Warrant, subject to certain exceptions upon which there is no cap on the number of shares issuable upon exercise of the Warrant.

The amounts owed under the Typenex Convertible Note were secured by a Stock Pledge Agreement (the “Pledge Agreement”) whereby CW Navigation, Inc., a Texas corporation, a significant shareholder of the Company, which is beneficially owned by Christopher Watts, the nephew of Kent P. Watts, our Chief Executive Officer and Chairman (“CW Navigation”), pledged one million one hundred thousand (1,100,000) shares of our common stock held by CW Navigation as security for our obligations under the Typenex Convertible Note and related documents. Pursuant to the Stock Pledge Agreement, in the event the value (determined based on the average closing trade price for our common stock) of the pledged shares, for the immediately preceding three trading days as of any applicable date of determination, declines below $900,000 it constitutes a default of the Typenex Convertible Note and CW Navigation is required to pledge additional shares to bring the total value of such pledged shares (as calculated above) to $900,000.

Typenex also entered into a subordination agreement in favor of our senior lender, Shadow Tree Capital Management, LLC (“Shadow Tree”), to subordinate the repayment of the Typenex Convertible Note to amounts owed by us to Shadow Tree.

Kirby Caldwell Note

On September 6, 2013, HCN sold 191,667 shares of the Company’s common stock to an employee of HCN in exchange for a note receivable in the amount of $1,000,000.  The Company acquired this receivable upon its acquisition of HCN.  The note is non-interest bearing and is payable only upon the sale of the common stock to a third party or the Company’s common stock being listed on either the NASDAQ market or NYSE stock exchange. We will receive 95% of the proceeds up to $1,000,000 if the underlying stock is sold to a third party. Within 90 days of our stock being listed on a major market or stock exchange, we will receive up to $1,000,000, or the note can be paid earlier at the discretion of the other party. We collected $675,000 in cash on this note receivable through July 31, 2014.  At July 31, 2013, these shares were classified as treasury stock within equity at the cost HCN obtained them from outside entities for services performed following the consolidation of comparative periods for acquired entities under common control.  These shares of common stock are held in the name of the investors and are beneficially owned by the investors and the shares are not retrievable by the Company.

Kent Watts Note

In November 2013, we issued a promissory note for funds received from Mr. Kent Watts, our Chairman and Chief Executive Officer, of $100,000.  Under the terms of the note, principal on the note was due after one year and incurred interest at 5% per annum payable on a monthly basis.  In April 2014, the Company entered into a new debt agreement whereby Mr. Watts agreed to loan the Company up to $600,000 at an interest rate of 6.25%.  The previous debt of $100,000 was rolled into this new note.  Additionally, we borrowed $200,000 from Mr. Watts during April 2014 and $300,000 from Mr. Watts in May 2014.  The total balance on the note was $600,000 as of July 31, 2014.  Accrued interest is payable monthly beginning in May 2014, and beginning in August 2014 the principal is due in 36 monthly payments through July 2017.  The note is secured by the Company’s assets owned by GBE, subject to any other lien holder’s superior rights, if any.  As part of the financing agreement with Shadow Tree, this note has been subordinated, and no payments will be made until the Shadow Tree debt has been repaid.

Navigation Company Transfers

In December 2013, 175,000 shares from each of the Navigation Companies, for a total of 525,000 shares, was transferred to Geoserve Marketing LLC. The Navigation Companies are owned 100% by Christopher Watts, nephew of Kent Watts. Geoserve Marketing LLC is owned 100% by Michael Watts, brother of Kent Watts.

Review and Approval of Related Party Transactions

We have not adopted formal policies and procedures for the review, approval or ratification of transactions, such as those described above, with our executive officer(s), director(s) and significant stockholders, provided that it is our policy that any future material transactions between us and members of management or their affiliates shall be on terms no less favorable than those available from unaffiliated third parties.

In addition, our Code of Conduct (described above under “Code of Conduct” on page 12), which is applicable to all of our employees, officers and directors, requires that all employees, officers and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership in our common stock and other equity securities, on Form 3, 4 and 5, respectively. Executive officers, directors and greater than 10% stockholders are required by the SEC regulations to furnish our company with copies of all Section 16(a) reports they file.

Based solely on the reports received by us and on the representations of certain of the reporting persons, we believe that these persons have complied with all applicable filing requirements during the year ended July 31, 2014, except as follows:

Name	Number of forms filed late	Number of Transactions reported late

Kent P. Watts	2	3
Charles F. Dommer	1	1
Chistine P. Spencer	1	1
S. Chris Herndon	1	4
Kara Driver	1	2
Christopher Watts	1	2
Pasquale V. Scaturro	1	1
Tyler W. Moore	2	2
Jeremy Driver	1	1
Gregory M Larberg	1	1
Paul C. Schillmoller	2	3
KW Navigation Inc. (1)	2	3
CW Navigation Inc. (1)	2	3
KD Navigation Inc. (1)	2	3

(1)	Companies owned 100% by Christopher Watts, nephew of our current CEO and Chairman.

Pursuant to SEC rules, we are not required to disclose in this proxy statement any failure to timely file a Section 16(a) report that has been disclosed by us in a prior proxy statement.

PROPOSAL 1
ELECTION OF DIRECTORS

At the Annual Meeting, two directors are to be elected to hold office until the 2016 annual meeting of stockholders and until their respective successors are duly elected and qualified. The Board of Directors has selected the following nominees for election: Kent P. Watts and S. Chris Herndon, both of whom are current members of the Board of Directors of our company.  If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to, or for good cause will not, serve as a director.

We believe that each of our directors possesses high standards of personal and professional ethics, character, integrity and values; an inquisitive and objective perspective; practical wisdom; mature judgment; diversity in professional experience, skills and background and a proven record of success in their respective fields; and valuable knowledge of our business and industry. Moreover, each of our directors is willing to devote sufficient time to carrying out his or her duties and responsibilities effectively and is committed to serving the Company and our stockholders. Set forth below is a brief description of the specific experiences, qualifications and skills attributable to each of our directors that led the Board, as of the date of this proxy statement, to its conclusion that such director should serve as a director of the Company. Director nominee ages set forth below are as of the Record Date.

THE BOARD OF DIRECTORS RECOMMENDS
VOTING “FOR” EACH OF THE NOMINEES LISTED BELOW.

KENT P. WATTS (Age 56)
CHIEF EXECUTIVE OFFICER AND CHAIRMAN
Director since October 2013

Mr. Watts was appointed to the board of directors and as Chairman on October 11, 2013. On August 8, 2014, the Board of Directors appointed Mr. Watts as Chief Executive Officer. Mr. Watts is currently and has been Chairman and Chief Executive Officer of Hydrocarb Corporation since November 2009. Between June 1997 and October 2009 he was the founder, Chairman, and Chief Executive Officer for Hyperdynamics Corporation (NYSE MKT:HDY), an exploration and production company and prior to that an information technology services company. In 2006, Mr. Watts became the Founder and Chairman of American Friends of Guinea (AFG), a non-profit organization. He remains Chairman of AFG. Prior to June 1997, Mr. Watts served as Chairman, President and Chief Executive Officer of several companies in varying fields such as information technology services and computer manufacturing.  From 1983 to 1987 Mr. Watts provided advisory and public accountancy and advisory services. He holds a BBA from the University of Houston and he is a licensed Certified Public Accountant and Real Estate Broker in the State of Texas.

Director Qualifications:

Mr. Watts has extensive experience in the oil and natural gas industry. As Chief Executive Officer of Hydrocarb, Mr. Watts has played a key role in the executive management and implementation of strategic initiatives at the Company. As such, we believe that Mr. Watts is qualified to serve as a director.

S. CHRIS HERNDON (Age 54)
DIRECTOR
Director since October 2012

Mr. Herndon has been a director since October 11, 2012.  Mr. Herndon is an experienced financial and management professional with more than 30 years of experience. Currently, Mr. Herndon serves as Partner of Cyrus Partners, an investment company focusing on the energy, healthcare, and real estate sectors. Beginning in 2002 through 2011, Mr. Herndon served as Chief Financial Officer and Partner of AppOne, a financial technology company designed to serve the auto finance industry. From 1996 to 2001, Mr. Herndon served as CEO and Partner of The Mattress Firm, growing the organization from 100 stores to 275 stores before selling the firm to Bain Capital. Mr. Herndon was also a Registered Investment Advisor with Malachi Financial Services from 1994 to 1996. From 1983 to 1994, Mr. Herndon served as Chief Financial Officer and Controller of Duer Wagner and Co., an oil and gas operator in Texas. From 1982 to 1983 he served as a Public Accountant with Price Waterhouse.

Mr. Herndon is a graduate of Texas Christian University where he earned his Bachelor of Business Administration and Accounting, after which he became a Certified Public Accountant (CPA) in 1985. He is actively involved with several charities locally and internationally.

Director Qualifications:

Mr. Herndon has extensive experience in the business world in general. He also has extensive practical knowledge of doing business in Texas and the United States. In addition, we believe Mr. Herndon demonstrates personal and professional integrity, ability, judgment, and effectiveness in serving the long-term interests of the Company’s stockholders.  As a result of the above, we believe that Mr. Herndon is qualified to serve as a director.

Director Qualifications

The Board believes that each of our directors is highly qualified to serve as a member of the Board. Each of the directors has contributed to the mix of skills, core competencies and qualifications of the Board. When evaluating candidates for election to the Board, the Board seeks candidates with certain qualities that it believes are important, including integrity, an objective perspective, good judgment, and leadership skills. Our directors are highly educated and have diverse backgrounds and talents and extensive track records of success in what we believe are highly relevant positions.

What Vote Is Required To Elect The Director Nominees

A plurality of the votes cast in person or by proxy by the holders of our common stock entitled to vote at the Annual Meeting are required to elect each director. A plurality of the votes cast means (1) the director nominee with the most votes for a particular seat is elected for that seat; and (2) votes cast shall include votes to “withhold authority” (shown as “AGAINST” on the enclosed form of proxy) and exclude abstentions and broker non-votes with respect to that director’s election. Therefore, abstentions and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular director nominee within ten days of the Annual Meeting) will not be counted in determining the number of votes cast with respect to that director’s election.

Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the election of the nominees named herein. Should any nominee become unavailable for election, discretionary authority is conferred to the persons named as agents and proxies in the enclosed form of proxy to vote for a substitute.

Pursuant to the power provided to the Board of Directors in our Bylaws, the Board has set the number of directors that shall constitute the Board at two. Proxies cannot be voted for a greater number of persons than the number of nominees named on the enclosed form of proxy, and stockholders may not cumulate their votes in the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS
VOTING “FOR ALL” OF THE NOMINEES LISTED ABOVE.

PROPOSAL 2
AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 1,000,000,000 SHARES

Our Board of Directors has approved, subject to stockholder approval, an amendment to our Articles of Incorporation to increase the number of shares of our authorized common stock to 1,000,000,000 shares of common stock, $0.001 par value per share (the “Common Stock Amendment”).  We currently have 333,333,333 shares of common stock authorized, $0.001 par value per share.

If the amendment is approved by our stockholders at the Annual Meeting, we intend to file an amendment to our Articles of Incorporation with the Secretary of State of Nevada, substantially similar to the form of Appendix A attached hereto (provided that, if the Blank Check Preferred Amendment (as defined and described below in Proposal 3) and/or the Series A Ratification (as defined and described below in Proposal 4), are each approved by stockholders at the Annual Meeting, we may file a single amendment for all or any combination of those Proposals) as soon as practicable following the Annual Meeting.

Reason for the Amendment

The Board believes that the Common Stock Amendment will be beneficial to the Company and its stockholders. Approval of the Common Stock Amendment would enable the Company to raise additional capital in meaningful amounts both now and in the future, as well as provide the necessary flexibility for the Company’s future contingencies and needs, which may include possible future financings, stock splits, business acquisitions, business combinations, stock distributions or equity incentives for employees, officers or directors.  These additional authorized shares would enable us to issue shares in the future in a timely manner and under circumstances we consider favorable without incurring the risk, delay and potential expense incident to obtaining stockholder approval for a particular issuance.

The additional shares of common stock that will result from the increase in authorized shares, if the Common Stock Amendment is approved, will be available for issuance at the direction of the Board from time to time for proper corporate purposes, including raising additional capital. This could result in the Company issuing more shares of common stock without further stockholder approval or prior notice to stockholders, unless stockholder approval were specifically required by applicable law or the rules of any stock exchange, market or quotation system on which our securities may then be listed. In addition, existing holders of shares of common stock do not have and will not have preemptive rights under the Articles of Incorporation or otherwise to purchase any of such shares that may be issued by us. It is possible that shares of common stock may be issued at a time and under circumstances that may dilute the voting power of existing stockholders, decrease earnings per share and decrease the book value per share of shares presently held. In such an event, the equity interests of current stockholders may be significantly diluted.  The sale or resale of additional shares of our common stock also could cause the market price of our common stock to decline.

The Common Stock Amendment does not change the terms of our common stock or the par value thereof. The additional shares of common stock to be authorized by the Common Stock Amendment will have the same voting rights, the same rights to dividends and distributions and will be identical in all other respects to the common stock now authorized. The Common Stock Amendment also will not affect the rights of the holders of our currently outstanding common stock, except for incidental effects that would only occur as a result of future issuances of shares of common stock that would increase the number of shares of common stock outstanding, such as dilution of the earnings per share and dilution of voting rights of current holders of common stock.

Although the Company does plan to raise additional capital, as of the date on which this Proxy Statement is being mailed, there are no definite proposals in place with respect to any capital raising transaction involving the issuance of our common stock or preferred stock. However, we may decide to seek additional equity or debt financing and/or divest of certain assets or businesses in order to provide additional working capital to sustain our operations.  The issuance of any shares of common stock or securities convertible into common stock in connection with any such financing may dilute the proportionate ownership and voting power of existing stockholders and depress the market price of our common stock. Notwithstanding the above, in February and March 2015, we sold various convertible notes in the aggregate amount of approximately $1 million, which convert into shares of our common stock at a discount to the trading price of our common stock, and the conversion of such securities could cause significant dilution to existing shareholders, dilute the voting power of existing shareholders, and depress the market price of our common stock.

The availability of additional authorized but unissued shares of common stock may enable our Board to render it more difficult or discourage an attempt to obtain control of the Company, which may adversely affect the market price of our common stock. If in the due exercise of its fiduciary obligations, for example, our Board were to determine that a takeover proposal were not in the best interests of the Company, such shares could be issued by the Board without stockholder approval in (i) one or more private placements or other transactions that might prevent, render more difficult or make more costly the completion of any attempted takeover transaction by diluting voting or other rights of the proposed acquirer or insurgent stockholder group or creating a substantial voting block in institutional or other hands that might support the position of the incumbent Board or (ii) an acquisition that might complicate or preclude the takeover, among other things. This proposal is not prompted by any specific effort or takeover threat currently perceived by management.

Vote Required

Approval of the filing of the Certificate of Amendment to increase our authorized shares of common stock requires the affirmative vote of a majority of the shares of the Company’s common stock issued and outstanding as of the Record Date.

Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the approval of the amendment to our Articles of Incorporation to increase the number of authorized shares of common stock of the Company to 1,000,000,000 shares, $0.001 par value per share.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE COMPANY’S AUTHORIZED SHARES OF COMMON STOCK TO 1,000,000,000 SHARES

PROPOSAL 3
AMENDMENT TO ARTICLES OF INCORPORATION TO AUTHORIZE 100,000,000 SHARES OF “BLANK CHECK” PREFERRED STOCK

Our Board of Directors has approved, subject to stockholder approval, an amendment to our Articles of Incorporation to authorize up to 100,000,000 shares of “blank check” preferred stock (the “Blank Check Preferred Amendment”).

If the Blank Check Preferred Amendment is approved by our stockholders at the Annual Meeting, we intend to file an amendment to our Articles of Incorporation with the Secretary of State of Nevada, substantially similar to the form of Appendix B attached hereto (provided that, if the Common Stock Amendment, Blank Check Preferred Amendment and/or the Series A Ratification (as defined and described below in Proposal 4), are each approved by stockholders at the Annual Meeting, we may file a single amendment for all or any combination of those Proposals and provided further that Appendix B does not take into effect the Common Stock Amendment described above) as soon as practicable following the Annual Meeting.

Reason for the Amendment

Our Articles of Incorporation, as amended, currently authorize 333,333,334 shares of common stock, $0.001 value per share.  Holders of our common stock: (i) are entitled to share ratably in all of our assets available for distribution upon liquidation, dissolution or winding up of our affairs; (ii) do not have preemptive, subscription or conversion rights, nor are there any redemption or sinking fund provisions applicable thereto; and (iii) are entitled to one vote per share on all matters on which stockholders may vote at all stockholder meetings.  Each stockholder is entitled to receive the dividends as may be declared by our directors out of funds legally available for dividends. Our directors are not obligated to declare a dividend. Any future dividends will be subject to the discretion of our directors and will depend upon, among other things, future earnings, the operating and financial condition of our Company, our capital requirements, general business conditions and other pertinent factors.

Our issued and outstanding securities, as of _______, 2015, on a fully diluted basis, include the follows:

•	21,206,794 shares of common stock; and
•	265,334 shares of common stock issuable upon the exercise of options to purchase shares of common stock at a weighted average exercise price of $6.82 per share; and
•	666,667 shares of common stock issuable upon the exercise of warrants to purchase shares of common stock at a weighted average exercise price of $7.50 per share.

Additionally, in February and March 2015, we sold various convertible notes in the aggregate amount of approximately $1 million, which convert into shares of our common stock at a discount to the trading price of our common stock.

Upon the approval of the Blank Check Preferred Amendment by the stockholders of the Company and the filing of such amendment with the Secretary of State of Nevada, the Blank Check Preferred Amendment will authorize the designation and issuance of up to 100,000,000 shares of preferred stock, $0.001 par value of the Company.

The term “blank check” preferred stock refers to stock which gives the board of directors of a corporation the flexibility to create one or more series of preferred stock, from time to time, and to determine the relative rights, preferences, powers and limitations of each series, including, without limitation: (i) the number of shares in each series, (ii) whether a series will bear dividends and whether dividends will be cumulative, (iii) the dividend rate and the dates of dividend payments, (iv) liquidation preferences and prices, (v) terms of redemption, including timing, rates and prices, (vi) conversion rights, (vii) any sinking fund requirements, (viii) any restrictions on the issuance of additional shares of any class or series, (ix) any voting rights and (x) any other relative, participating, optional or other special rights, preferences, powers, qualifications, limitations or restrictions. Any issuances of preferred stock by the Company will need to be approved by the Board of Directors.

As such, the Blank Check Preferred Amendment will also clarify that: shares of preferred stock of the Company may be issued from time to time in one or more series, each of which shall have such distinctive designation or title as shall be determined by the Board of Directors of the Company prior to the issuance of any shares thereof.  Preferred stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of preferred stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof.  The number of authorized shares of preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of the capital stock of the corporation entitled to vote generally in the election of the directors (the “Voting Stock”), voting together as a single class, without a separate vote of the holders of the preferred stock, or any series thereof, unless a vote of any such holders is required pursuant to any preferred stock designation.

Assuming the Blank Check Preferred Amendment is approved by stockholders at the Annual Meeting, the Board will be permitted to issue preferred stock from time to time in its sole discretion for any proper corporate purpose, including acquisitions of other businesses or properties and the raising of additional capital. Shares of preferred stock could be issued publicly or privately, in one or more series that could rank senior to our common stock with respect to dividends, voting rights and liquidation rights, have conversion or redemption rights, and/or other powers, preferences or privileges senior to our common stock. There are no present plans, understandings or agreements for, nor are we currently engaged in any negotiations that will involve, the issuance of preferred stock other than in connection with the Series A Preferred (as defined and described below in Proposal 4).

The Board of Directors believes that the authorization of shares of preferred stock is desirable because it will provide the Company with increased flexibility of action to meet future working capital and capital expenditure requirements through equity financings without the delay and expense ordinarily attendant on obtaining further stockholder approvals. The Board of Directors believes that the authorization of blank check preferred stock will improve the Company’s ability to attract needed investment capital, as various series of the preferred stock may be customized to meet the needs of any particular transaction or market conditions.

Effects of Blank Check Preferred Amendment on Current Stockholders

The shares of preferred stock to be authorized pursuant to the Blank Check Preferred Amendment could be issued, at the discretion of the Board, for any proper corporate purpose, without further action by the stockholders other than as may be required by applicable law. The Company does not currently have any plan or proposal to issue any shares of preferred stock other than in connection with the Series A Preferred (as defined and described below in Proposal 4). Existing stockholders do not have preemptive rights with respect to future issuances of preferred stock by the Company and their interest in the Company could be diluted by such issuance with respect to any of the following: earnings per share, voting, liquidation rights and book and market value.

The Board of Directors will have the power to issue the shares of preferred stock in one or more classes or series with such preferences and voting rights as the Board of Directors may fix in the resolution providing for the issuance of such shares. The issuance of shares of preferred stock could affect the relative rights of the Company’s shares of common stock. Depending upon the exact terms, limitations and relative rights and preferences, if any, of the shares of preferred stock as determined by the Board of Directors at the time of issuance, the holders of shares of preferred stock may be entitled to a higher dividend rate than that paid on the common stock, a prior claim on funds available for the payment of dividends, a fixed preferential payment in the event of liquidation and dissolution of the Company, redemption rights, rights to convert their shares of preferred stock into shares of common stock, and voting rights which would tend to dilute the voting control of the Company by the holders of shares of common stock. Depending on the particular terms of any series of the preferred stock, holders thereof may have significant voting rights and the right to representation on the Company’s Board of Directors. In addition, the approval of the holders of shares of preferred stock, voting as a class or as a series, may be required for the taking of certain corporate actions, such as mergers.

The issuance of shares of preferred stock may have the effect of discouraging or thwarting persons seeking to take control of the Company through a tender offer, proxy fight or otherwise or seeking to bring about removal of incumbent management or a corporate transaction such as a merger. For example, the issuance of shares of preferred stock in a public or private sale, merger or in a similar transaction may, depending on the terms of the series of preferred stock dilute the interest of a party seeking to take over the Company. Further, the authorized preferred stock could be used by the Board of Directors for adoption of a stockholder rights plan or “poison pill.”

The Blank Check Preferred Amendment was not proposed in response to, or for the purpose of deterring, any current effort to obtain control of the Company or as an anti-takeover measure. It should be noted that any action taken by the Company to discourage an attempt to acquire control of the Company might result in stockholders not being able to participate in any possible premiums which might be obtained in the absence of anti-takeover provisions. Any transaction which may be so discouraged or avoided could be a transaction that the Company’s stockholders might consider to be in their best interests.

Additionally, upon conversion of convertible preferred stock into shares of our common stock, the voting power and percentage ownership of holders of our common stock before such conversion would be diluted, and such issuances could have an adverse effect on the market price of our common stock.

Finally, in the event the Blank Check Preferred Amendment is approved by stockholders at the Annual Meeting, but the Series A Ratification (as defined in Proposal 4 below) is not approved, the Board plans to file a certificate of designations with the Secretary of State of Nevada in substantially the form of the Series A Designation (as defined in Proposal 4 below) but in a form of designation authorized by the Board of Directors and not the stockholders of the Company, and designate 10,000 shares of Series A 7% Convertible Voting Preferred Stock (described in greater detail under Proposal 4 below) based on the Board of Director’s authority to designate preferred stock as set forth in the Blank Check Preferred Amendment.

Other than the Series A Designation, the Board of Directors does not have any current plans to designate series of preferred stock as of the date of this proxy statement.

Notwithstanding the above, the Board is required to follow the requirements of the Nevada Revised Statues and the Board’s general fiduciary duties and obligations to the stockholders of the Company in connection with the Board’s designation of any shares of preferred stock.

Vote Required

Approval of the Blank Check Preferred Amendment requires the affirmative vote of a majority of the shares of the Company’s common stock issued and outstanding as of the Record Date.

Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the approval of the Blank Check Preferred Amendment.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO AUTHORIZE 100,000,000 SHARES OF “BLANK CHECK” PREFERRED STOCK

PROPOSAL 4
APPROVAL OF THE DESIGNATION OF 10,000 SHARES OF SERIES A 7% CONVERTIBLE VOTING PREFERRED STOCK

Background

On December 2, 2013, the Board of Directors approved, and the Company filed a Certificate of Designation with the Secretary of State of Nevada to create a Series A 7% Convertible Voting Preferred Stock (“Series A Preferred”).  The designation authorized up to 10,000 shares of Series A Preferred. Pursuant to the designation, the Series A Preferred has a stated value of $400 per share, pays annual dividends at 7%, is convertible into the Company’s common stock (together with accrued and unpaid dividends), at the holder’s option, at a conversion rate of $6.00 per share, and is neither redeemable nor callable. The designation provides that the Series A Preferred stockholders may vote their common stock equivalent voting power (i.e., the number of shares of common stock which the Series A Preferred stock shares convert into).

On December 9, 2013 (“Acquisition Date”), we acquired Hydrocarb Corporation, a Nevada corporation (“HCN”) pursuant to a Share Exchange Agreement (the “Share Exchange”) dated November 27, 2013.  The purchase price was 8,396,667 shares of the Company’s common stock to HCN’s stockholders in exchange for 100% of the outstanding equity interest in HCN and 8,188 shares of the Series A Preferred to Kent P. Watts, our Chief Executive Officer and Chairman, a holder of convertible preferred stock in HCN in exchange of 100% of his preferred stock in HCN. At date of closing the 8,396,667 shares of common stock issued had a market valuation of $64,990,200 (based on closing of $7.74 on December 9, 2013) and the preferred stock had a value of $3,275,200 (8,188 shares at par value of $400 per share). With HCN, we acquired its 100% owned subsidiaries: Hydrocarb Namibia Energy (Pty) Limited, a Namibia Company and Hydrocarb Texas Corporation, a Texas Corporation; and its 95% owned subsidiary Otaiba Hydrocarb LLC, a UAE Limited Liability Company.

A total of 8,188 shares of Series A Preferred were issuable to Kent P. Watts, our Chief Executive Officer and Chairman, in connection with the acquisition of HCN, which have a face value of $3,275,000 ($400 x 8,188) and are convertible into (not withstanding any accrued and unpaid dividends) 545,867 shares of the Company’s common stock based on the $6 per share conversion price.  Such shares, when validly issued, will also have the right to vote 545,867 voting shares, equal to approximately __% of our outstanding voting shares as of the date of this proxy statement (when including the voting rights of the preferred stock, which are not currently validly issued, outstanding or eligible to vote at the Annual Meeting).

In connection with certain recent due diligence undertaken by the Company, it has come to the attention of management, that although the Company previously believed, on advice of prior counsel, that the Board of Directors of the Company had the authority under the Company’s Articles of Incorporation, as amended, to unilaterally authorize preferred stock, including the designation of the Series A Preferred, that under applicable Nevada law, unless such preferred stock is specifically authorized in a Nevada corporation’s articles no preferred stock can be designated or issued.  As such, our Board of Directors did not have authority under the Articles of Incorporation, as amended, and applicable Nevada law to designate the Series A Preferred or to file such certificate of designations with the Secretary of State of Nevada. Consequently, we now believe that the Series A Preferred is not validly issued or outstanding and the filing of the Series A Preferred designation with the consent of the Board of Directors and without shareholder approval, was invalid and had no legal effect.

Notwithstanding the above, the documentation relating to the designation of the Series A Preferred was filed with and accepted by the Secretary of State of Nevada and the Company has previously been treating the Series A Preferred as validly issued and outstanding. For example, during the year ended July 31, 2014, Mr. Watts purportedly earned dividends of $150,548 on such securities.  As of July 31, 2014, these dividends have not been accrued as liabilities since they were not declared by the Company.

What Are Stockholders Being Asked to Approve?

Due to the fact that the Company now believes that the Series A Preferred is not validly issued or outstanding and the filing of the Series A Preferred designation with the consent of the Board of Directors and without stockholder approval, was invalid and had no legal effect, the Company is requesting stockholders to approve the designation of the Series A Preferred as previously attempted to be designated by the Board of Directors in December 2013.

Assuming approval by the stockholders of the designation of such Series A Preferred at the Annual Meeting (the “Series A Ratification”), the Company plans to amend the Articles of Incorporation of the Company by filing the designation of a Series A 7% Convertible Voting Preferred Stock of the Company in substantially the form of Appendix C attached hereto (the “Series A Designation”) with the Secretary of State of Nevada (provided that, if the Common Stock Amendment, Blank Check Preferred Amendment and the Series A Ratification (as defined and described below in Proposal 4), are each approved by stockholders at the Annual Meeting, we may file a single amendment for all or any combination of those Proposals). Prior to the date of the Annual Meeting, the Company plans to file a Certificate of Correction with the Secretary of State of Nevada to remove and rescind the previous incorrect and invalid designation of the Series A Preferred which was filed with the Secretary of State of Nevada on December 2, 2013.

What Risks Are Associated With The Prior Failure To Designate Series A Preferred?

While the approval by stockholders of the Series A Ratification and the filing of the Series A Designation with the Secretary of State of Nevada will not change the fact that such Series A Preferred was originally incorrectly designated by the Board of Directors, or that such prior designation had no legal force or effect; because the Series A Designation provides the holder of the Series A Preferred (Mr. Watts), the equivalent rights as he would have held and be due (including accrued and unpaid dividends) had the Series A Preferred been validly designated and issued to Mr. Watts in December 2013, due to the fact that the prior filing of the Series A Preferred designation and actions taken in connection therewith were on advice of prior counsel and made in good faith, and due to the fact that our current Chief Executive Officer, Mr. Watts, was to be the sole recipient of the Series A Preferred, we believe that our liability to Mr. Watts for our failure to properly designate and issue such Series A Preferred stock is minimal.

Notwithstanding the proposed Series A Ratification, due to the fact that we believe that the prior December 2013 designation and issuance of the Series A Preferred was invalid, we could be forced to amend and restate our prior SEC filings and financial statements from December 2013 to the date of the Series A Ratification, to clarify the fact that such Series A Preferred stock was never validly outstanding or issued. Furthermore, the fact that certain of our corporate actions were not affected properly, the perception in the marketplace that such corporate actions were not affected properly, or uncertainties associated therewith, could raise questions about our corporate governance and controls and procedures and result in the trading value of our common stock, if any, being lower than companies without similar issues.

Finally, in the event the Blank Check Preferred Amendment (as defined in Proposal 3 above) is approved by stockholders at the Annual Meeting, but the Series A Ratification is not approved, the Board plans to file a certificate of designations with the Secretary of State of Nevada in substantially the form of the Series A Designation (but in a form of designation authorized by the Board of Directors and not the stockholders of the Company), and designate 10,000 shares of Series A 7% Convertible Voting Preferred Stock based on the Board of Director’s authority to designate preferred stock as set forth in the Blank Check Preferred Amendment.

Vote Required

Approval of the Series A Ratification requires the affirmative vote of a majority of the shares of the Company’s common stock issued and outstanding as of the Record Date.

Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the approval of the Series A Ratification.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE DESIGNATION OF 10,000 SHARES OF SERIES A 7% CONVERTIBLE VOTING PREFERRED STOCK

PROPOSAL 5
RATIFICATION OF APPOINTMENT OF AUDITORS

The Board of Directors has selected MaloneBailey, LLP (“MaloneBailey”), as the Company’s independent auditors for the fiscal year ended July 31, 2015, and recommends that the stockholders vote to ratify such appointment.

The Company does not anticipate a representative from MaloneBailey to be present at the annual stockholders meeting. In the event that a representative of MaloneBailey is present at the Annual Meeting, the representative will have the opportunity to make a statement if he/she desires to do so and the Company will allow such representative to be available to respond to appropriate questions.

AUDIT FEES

The Company previously appointed MaloneBailey as the Company’s independent auditors to audit the consolidated financial statements of the Company for the fiscal years ended July 31, 2014 and July 31, 2013.

The following table presents fees for professional audit services performed by MaloneBailey, LLP for the audit of our annual financial statements for the fiscal years ended July 31, 2014 and 2013.

Year Ended July 31,	2014	2013

Audit Fees	$167,500	$103,000
Audit -Related Fees	-	1,500
Other	-	-
Tax Fees	-	19,319
Total	$167,500	$123,819

Audit Fees

Audit fees are the aggregate fees billed for professional services rendered by our independent auditors for the audit of our annual financial statements, the review of the financial statements included in each of our quarterly reports and services provided in connection with statutory and regulatory filings or engagements.

Audit Related Fees

Audit related fees are the aggregate fees billed by our independent auditors for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not described in the preceding category. Specifically, during the year ended July 31, 2013, the independent auditor billed $1,500 for services provided in conjunction with responding to an SEC comment letter.

Tax Fees

Tax fees are billed by our independent auditors for tax compliance, tax advice and tax planning.

All Other Fees

All other fees include fees billed by our independent auditors for products or services other than as described in the immediately preceding three categories.

Policy on Pre-Approval of Services Performed by Independent Auditors

It is the policy of our Board of Directors that all services to be provided by our independent registered public accounting firm, including audit services and permitted audit-related and non-audit services, must be pre-approved by our Board of Directors. Our Board of Directors pre-approved all services, audit and non-audit related, provided to us by our independent registered public accounting firm for 2014 and 2013.

In order to assure continuing auditor independence, the Board of Directors periodically considers the independent auditor’s qualifications, performance and independence and whether there should be a regular rotation of our independent external audit firm. We believe the continued retention of MaloneBailey to serve as the Company’s independent auditor is in the best interests of the Company and its stockholders, and we are asking our stockholders to ratify the appointment of MaloneBailey as the Company’s independent auditor for the year ended July 31, 2015. While the Board of Directors is responsible for the appointment, compensation, retention, termination and oversight of the independent registered public accounting firm, the Board is requesting, as a matter of policy, that the stockholders ratify the appointment of MaloneBailey as our independent registered public accounting firm.

Vote Required

Ratification of this appointment shall be effective upon the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote, provided that a quorum exists at the Annual Meeting. Abstentions with respect to the ratification of this appointment will have the effect of a vote against ratification of this appointment.

Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the ratification of the appointment of MaloneBailey.

The Board is not required to take any action as a result of the outcome of the vote on this proposal. In the event stockholders fail to ratify the appointment, the Board may reconsider this appointment. Even if the appointment is ratified, the Board, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change would be in the Company’s and the stockholders’ best interests.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE APPOINTMENT OF MALONEBAILEY, LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDED JULY 31, 2015.

PROPOSAL 6
NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are including in this proxy statement a separate proposal, which gives our stockholders the opportunity to approve or not approve the compensation of our named executive officers (as disclosed in this proxy statement) by voting “FOR” or “AGAINST” the resolution below (commonly referred to as ”Say-on-Pay”). While our Board intends to carefully consider the stockholder vote resulting from the proposal, the final vote will not be binding on us and is advisory in nature.

In considering their vote, stockholders are encouraged to review with care the information regarding our executive compensation program as discussed under “Executive Compensation” (beginning on page 13) and the accompanying compensation tables and narratives (beginning on page 13).

As described under “Executive Compensation”, our Board of Directors, which includes one independent director and one non-independent director, oversees all aspects of our executive compensation program, annually reviews each component of our executive compensation program and seeks to ensure that the compensation program for our executive officers is aligned with the interests of our stockholders and the compensation practices of our peer companies (with whom we compete for executive management personnel). Our executive compensation program is also designed to attract, motivate and retain a highly qualified executive management team and to appropriately reward our executive officers for their contribution to the achievement of our short-term and long-term business goals and the creation and enhancement of stockholder value. The Board is guided by the following key principles in determining the compensation of our executive officers:

•
Competition Among Peers.  The Board believes that our compensation program should reflect the competitive recruiting and retention conditions in the Company’s industry, so that we can attract, motivate and retain top industry talent.

•
Accountability for Our Performance.  The Board also believes that our compensation program should be tied in part to our financial and operational performance, so that our executive officers are held accountable through their compensation for the performance of the Company based on our achievement of certain pre-determined financial and operational goals.

•
Accountability for Individual Performance.  In addition, the Board believes that our compensation program should be tied in part to the executive officer’s achievement of pre-determined individual performance goals, to encourage and promote individual contributions to the Company’s overall performance.

•
Alignment with Stockholder Interests.  Moreover, the Board believes that our compensation program should be tied in part to our stock price performance through the grant of stock options and stock awards, to further align our executive officers’ interests with those of our stockholders.

We believe that our executive compensation program (1) has played a significant role in our ability to attract, motivate and retain a highly qualified executive team to manage our company, and (2) is structured in the best manner possible to support the achievement of our short-term and long-term business goals and the creation and enhancement of stockholder value.

The Board endorses our executive compensation program and recommends that our stockholders vote in favor of the following resolution:

“RESOLVED, that the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the Company’s 2015 Annual Meeting of Stockholders, pursuant to Item 402(m) through (q) of Regulation S-K, including the compensation tables and narrative discussion, be, and hereby is, APPROVED.”

The Company’s policy (to be approved on a non-binding basis by stockholders as discussed in “Proposal 7 - Non-binding Advisory Vote on the Frequency of Holding Advisory Votes on Executive Compensation,” below (page 39)) is to provide stockholders with an opportunity to approve the compensation of the named executive officers every three years at the annual meeting of stockholders. It is expected that the next such vote will occur at the 2018 annual meeting of stockholders.

Vote Required

The approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote provided that a quorum exists at the Annual Meeting. Abstentions with respect to this proposal will have the effect of a vote against this proposal and broker non-votes (which will occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to this proposal within ten days of the Annual Meeting) will not be counted in determining the number of shares necessary for approval.

Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” this proposal.

As noted above, the vote solicited by this proposal is advisory in nature and its outcome will not be binding on the Board, nor will the outcome of the vote require the Board to take any action. Moreover, the outcome of the vote will not be construed as overruling any decision of the Board, or creating or implying any additional fiduciary duty of the Board. However, the Board will carefully consider the outcome of the vote when considering future executive compensation arrangements.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THIS PROPOSAL.

PROPOSAL 7
NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF
HOLDING ADVISORY VOTES ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are including in this proxy statement an additional separate proposal, which gives our stockholders the opportunity to vote on how frequently future advisory votes on the compensation of our named executive officers (i.e., ”Say-on-Pay” votes) will occur. Stockholders may vote on whether they prefer an advisory vote to occur every one (an annual), two (a biennial) or three years (a triennial vote), or they may abstain from voting. While our Board intends to carefully consider the stockholder vote resulting from this proposal, the final vote will not be binding on us and is advisory in nature.

After careful consideration, the Board recommends that an advisory vote on the compensation of our named executive officers be held every three years. An advisory vote every three years will be the most effective timeframe for the Company to respond to stockholders’ feedback and provide the Company with sufficient time to engage with stockholders to understand and respond to the vote results. The Company also believes a triennial vote would align more closely with the multi-year performance measurement cycle the Company uses to reward long-term performance. Our executive compensation programs are based on our long-term business strategy, which is more appropriately reflected with a three year timeframe. However, the Board recognizes that our stockholders may elect to hold advisory votes on executive compensation more frequently than every three years (i.e., every one year or every two years). Therefore, the Board seeks input from our stockholders regarding the frequency of holding advisory votes on executive compensation.

With respect to this advisory vote on the frequency of holding future advisory votes on the compensation of our named executive officers, stockholders have three voting options (1 year, 2 years or 3 years), and the option, if any, that receives the greatest number of affirmative votes of the shares present in person or represented by proxy at the meeting and entitled to vote (i.e., a plurality of such votes) will be considered approved by the Company’ stockholders, provided that the final vote will not be binding on us and is advisory in nature. Abstentions with respect to this proposal will have the effect of a vote against each of the voting options. Broker non-votes (which will occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to this proposal within ten days of the Annual Meeting) will not be counted in determining the number of shares necessary for approval.

Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy for “3 YEARS” as to the frequency of holding advisory votes on executive compensation.

As noted above, the vote solicited by this proposal is advisory and its outcome will not be binding on the Board, whether or not it is approved by the aforementioned voting standard. In evaluating the vote on this proposal, the Board will carefully consider the voting results in their entirety in determining the frequency of holding future advisory votes on the compensation of our named executive officers. If one of the voting options is not adopted by the required vote of our stockholders, the Board will evaluate the votes cast for each of the voting options and will deem the voting option receiving the greatest number of votes to be the voting option approved by our stockholders.

   The Company currently plans to provide stockholders with an opportunity to approve the frequency of holding future advisory votes on executive compensation every three years at the annual meeting of stockholders. It is expected that the next such vote will occur at the 2018 annual meeting of stockholders.

THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR “3 YEARS” AS TO THE FREQUENCY OF HOLDING ADVISORY VOTES ON EXECUTIVE COMPENSATION.

PROPOSAL 8
ADJOURNMENT OF THE ANNUAL MEETING

The Company’s stockholders may be asked to consider and act upon one or more adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the other proposals set forth in this proxy statement.

If a quorum is not present at the Annual Meeting, the Company’s stockholders may be asked to vote on the proposal to adjourn the Annual Meeting to solicit additional proxies. If a quorum is present at the Annual Meeting, but there are not sufficient votes at the time of the Annual Meeting to approve one or more of the proposals, the Company’s stockholders may also be asked to vote on the proposal to approve the adjournment of the Annual Meeting to permit further solicitation of proxies in favor of the other proposals. However, a stockholder vote may be taken on one of the proposals in this proxy statement prior to any such adjournment if there are sufficient votes for approval on such proposal.

If the adjournment proposal is submitted for a vote at the Annual Meeting, and if the Company’s stockholders vote to approve the adjournment proposal, the meeting will be adjourned to enable the Board of Directors to solicit additional proxies in favor of one or more proposals. If the adjournment proposal is approved, and the Annual Meeting is adjourned, the Board of Directors will use the additional time to solicit additional proxies in favor of any of the proposals to be presented at the Annual Meeting, including the solicitation of proxies from stockholders that have previously voted against the relevant proposal.

The Board of Directors believes that, if the number of shares of the Company’s common stock voting in favor of any of the proposals presented at the Annual Meeting is insufficient to approve a proposal, it is in the best interests of the Company’s stockholders to enable the Board of Directors, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of the proposal. Any signed proxies received by the Company in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. The time and place of the adjourned meeting will be announced at the time the adjournment is taken. Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow the Company’s stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Annual Meeting as adjourned or postponed.

Vote Required

Authority to adjourn the Annual Meeting pursuant to this Proposal 8, to another place, date or time, if deemed necessary or appropriate, in the discretion of the Board of Directors, requires the vote of a majority of the shares of stock entitled to vote which are present, in person or by proxy at the Annual Meeting.

Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the authority to adjourn the Annual Meeting pursuant to this Proposal 8.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE ADJOURNMENT OF THE ANNUAL MEETING,
IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES.

STOCKHOLDER PROPOSALS

Proposals for 2016 Annual Meeting of Stockholders and 2016 Proxy Materials

Proposals of holders of our voting securities intended to be presented at our 2016 annual meeting of stockholders and included in our proxy statement and form of proxy relating to such meeting pursuant to Rule 14a-8 of Regulation 14A must be received by us, addressed to our Corporate Secretary, at our principal executive offices at 800 Gessner Road, Suite 201, Houston, Texas 77024, not earlier than the close of business on ______________, 2016, and not later than the close of business on ___________, 2016, together with written notice of the stockholder’s intention to present a proposal for action at the fiscal 2016 annual meeting of stockholders, unless our annual meeting date occurs more than 30 days before or 30 days after ___________, 2016. In that case, we must receive proposals not earlier than the close of business on the 120th day prior to the date of the fiscal 2016 annual meeting and not later than the close of business on the later of the 90th day prior to the date of the annual meeting or, if the first public announcement of the date of the Annual Meeting is less than 100 days prior to the date of the meeting, the 10th day following the day on which we first make a public announcement of the date of the meeting.

Stockholder proposals must be in writing and must include (a) the name and record address of the stockholder who intends to propose the business and the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder; (b) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to introduce the business specified in the notice; (c) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (d) any material interest of the stockholder in such business; and (e) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act.  The Board of Directors reserves the right to refuse to submit any proposal to stockholders at an annual meeting if, in its judgment, the information provided in the notice is inaccurate or incomplete, or does not comply with the requirements for stockholder proposals set forth in the Company’s Bylaws.

Additionally, the Board will consider director candidates recommended by stockholders, provided stockholders include (a) as to each person whom the stockholder proposes for the Board to consider for nomination for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.  Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. Individuals recommended by stockholders in accordance with these procedures will receive the same consideration received by individuals identified to the Board through other means.

Additional Filings

The Company’s Forms 10-K, 10-Q, 8-K and all amendments to those reports are available without charge through the Company’s website (http://www.hydrocarb.com) as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC. Information on our website does not constitute part of this proxy statement.

The Company will provide, without charge, to each person to whom a proxy statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any of the filings described above.  Individuals may request a copy of such information by sending a request to the Company, Attn: Kathi Brogdon, Secretary, Hydrocarb Energy Corp., 800 Gessner Road, Suite 375, Houston, Texas 77024.

OTHER MATTERS

As of the date of this proxy statement, our management has no knowledge of any business to be presented for consideration at the Annual Meeting other than that described above. If any other business should properly come before the Annual Meeting or any adjournment thereof, it is intended that the shares represented by properly executed proxies will be voted with respect thereto in accordance with the judgment of the persons named as agents and proxies in the enclosed form of proxy.

The Board of Directors does not intend to bring any other matters before the Annual Meeting of stockholders and has not been informed that any other matters are to be presented by others.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON:

(a)	No officer or director of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer or director of the Company, except for Kent P. Watts, who will receive shares of Series A Preferred, as discussed in Proposal 4.

(b)	No director of the Company has informed the Company that he intends to oppose the action taken by the Company set forth in this proxy statement.

COMPANY CONTACT INFORMATION

All inquiries regarding our Company should be addressed to our Company’s principal executive office:

Hydrocarb Energy Corp.
800 Gessner Road, Suite 375
Houston, Texas 77024

DOCUMENTS INCORPORATED BY REFERENCE

In accordance with Item 13(b)(2) of the SEC’s Schedule 14A, certain financial and other information required to be disclosed in connection with “Proposal 4 - Approval of the Designation of 10,000 Shares of Series A 7% Convertible Voting Preferred Stock”, on page 32, of this proxy statement are incorporated by reference to the Company’s Annual Report and specifically to the sections included therein entitled as follows: (i) “Selected Financial Data”; (ii) “Financial Statements and Supplementary Data”; (iii) “Management’s Discussion and Analysis of Financial Condition and Results of Operations”; (iv) “Changes in and Disagreements with Accountants on Accounting and Financial Disclosure”; and (v) “Quantitative and Qualitative Disclosures About Market Risk.”  We are delivering to security holders with this proxy statement the aforementioned information incorporated by reference in accordance with Item 13(b)(2) of Schedule 14A.

By Order of the Board of Directors,
Kent P. Watts, Chairman

Appendix A

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684 5708 Website: www.nvsos.gov

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY — DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 — After Issuance of Stock)

1. Name of corporation:

Hydrocarb Energy Corp.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3 is deleted and replaced in its entirety with the following:

“The total number of shares of stock that the Corporation shall have authority to issue is 1,000,000,000 shares of common stock, par value $0.001 per share.”

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:           %

4. Effective date of filing: (optional)
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

☒
Signature of Officer

*	If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

Nevada Secretary of State Amend Profit-After
This form must be accompanied by appropriate fees.	Revised: 11-27-13

Appendix B

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684 5708 Website: www.nvsos.gov

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY — DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 — After Issuance of Stock)

1. Name of corporation:

Hydrocarb Energy Corp.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3 is deleted and replaced in its entirety with the following:

“The total number of shares of stock that the Corporation shall have authority to issue is 433,333,333, consisting of 333,333,333 shares of common stock, par value $0.001 per share (“Common Stock”), and 100,000,000 shares of “blank check” preferred stock, par value $0.001 per share (“Preferred Stock”).

Shares of Preferred Stock of the Corporation may be issued from time to time in one or more series, each of which shall have such distinctive designation or title as shall be determined by the Board of Directors of the Corporation (“Board of Directors”) prior to the issuance of any shares thereof.  Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof.  The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of the capital stock of the corporation entitled to vote generally in the election of the directors (the “Voting Stock”), voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.”

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:           %

4. Effective date of filing: (optional)
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

☒
Signature of Officer

*	If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

Nevada Secretary of State Amend Profit-After
This form must be accompanied by appropriate fees.	Revised: 11-27-13

Appendix C

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684 5708 Website: www.nvsos.gov

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY — DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 — After Issuance of Stock)

1. Name of corporation:

Hydrocarb Energy Corp.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3 has been amended to include a new Section 3.1, relating to the designation of 10,000 shares of Series A 7% Convertible Voting Preferred Stock as follows:

3.1 DESIGNATION OF SERIES A 7% CONVERTIBLE VOTING PREFERRED STOCK

RESOLVED, that a Series A 7% Convertible Voting Preferred Stock, with a stated value of $400.00 per share (the “Preferred Stock”), is hereby authorized and created, said series to consist of up to 10,000 shares out of the authorized “blank check” preferred stock of the Corporation.  The voting powers, preferences, privileges, rights, and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions thereof shall be as follows:

1.	DIVIDENDS ON PREFERRED STOCK.

The holders of Preferred Stock shall be entitled to receive out of funds legally available therefor, dividends at the rate of seven percent (7%) per year in cash, payable in arrears.  Any dividend payment that is missed shall be cumulative.  Dividends accrued and unpaid shall be based on a 365 day year.

2.	CONVERSION OF PREFERRED STOCK INTO COMMON STOCK.

(a)           Each holder of shares of Preferred Stock may, at his option and at any time and from time to time, convert any or all such shares, plus all dividends accrued and unpaid on such Preferred Stock up to the conversion date, on the terms and conditions set forth in this Section 2, into fully paid and non-assessable shares of the Corporation’s Common Stock.

(b)          Conversion Procedure.

(i)             Conversion of Preferred Stock.  To exercise the Preferred Stock conversion privilege, the holder of any shares of Preferred Stock shall surrender to the Corporation during regular business hours at the principal executive offices of the Corporation or at such other place as may be designated by the Corporation from time to time, the certificate or certificates for the Preferred Stock to be converted, duly endorsed for transfer to the Corporation accompanied by written notice stating that the holder irrevocably elects to convert such shares.  Conversion shall be deemed to have been effected on the date when such delivery is made, and such date is referred to herein as the “Conversion Date.”  Within five (5) business days after the date on which such delivery is made, the Corporation shall issue and send (with receipt to be acknowledged by the holder) to the holder thereof, at the address designated by such holder, a certificate or certificates for the number of full shares of Common Stock to which the holder is entitled as a result of such conversion, and cash with respect to any fractional interest of a share based on a deemed per share value of common stock of $6.00 per share of Common Stock (subject to equitable adjustments as discussed herein) as provided in paragraph (c) of this Section 2.  The holder shall be deemed to have become a stockholder of record of the number of shares of Common Stock into which the shares of Preferred Stock have been converted on the applicable Conversion Date unless the transfer books of the Corporation are closed on that date, in which event he shall be deemed to have become a stockholder of record of such shares on the next succeeding date on which the transfer books are open.  Upon conversion of only a portion of the number of shares of Preferred Stock represented by a certificate or certificates surrendered for conversion, the Corporation shall within three (3) business days after the date on which such delivery is made, issue and send (with receipt to be acknowledged by the holder) to the holder thereof, at the address designated by such holder, a new certificate covering the number of shares of Preferred Stock representing the unconverted portion of the certificate or certificates so surrendered.

(ii)       Conversion of dividends accrued and unpaid.  To exercise his conversion privilege for dividends accrued and unpaid, the holder of any shares of Preferred Stock shall deliver a notice to the Corporation during regular business hours at the principal executive offices of the Corporation or at such other place as may be designated by the Corporation from time to time, stating the dollar amount of dividends accrued and unpaid for his Preferred Stock accompanied by written notice stating that the holder irrevocably elects to convert such dividends accrued and unpaid.  Conversion shall be deemed to have been effected on the date when such delivery is made, and such date is referred to herein as the “Conversion Date.”  Within five (5) business days after the date on which such delivery is made, the Corporation shall issue and send (with receipt to be acknowledged) to the holder thereof, at the address designated by such holder, a certificate or certificates for the number of full shares of Common Stock to which the holder is entitled as a result of such conversion, and cash with respect to any fractional interest of a share based on a deemed per share value of common stock of $6.00 per share of Common Stock (subject to equitable adjustments as discussed herein) as provided in paragraph (c)(i) and (ii) of this Section 2.  The holder shall be deemed to have become a stockholder of record of the number of shares of Common Stock into which the dividends accrued and unpaid have been converted on the applicable Conversion Date unless the transfer books of the Corporation are closed on that date, in which event he shall be deemed to have become a stockholder of record of such shares on the next succeeding date on which the transfer books are open.

(c)           No fractional shares of Common Stock or scrip shall be issued upon conversion of shares of Preferred Stock or the dividends accrued and unpaid.  If more than one share of Preferred Stock shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Preferred Stock so surrendered.  Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of Preferred Stock or upon the conversion of dividends accrued and unpaid, the Corporation shall make a cash payment to the holder based on the deemed per share value of common stock of $6.00 per share (subject to equitable adjustments as discussed herein) of Common Stock.

(d)          The Corporation shall at all times reserve for issuance and maintain available, out of its authorized but unissued Common Stock, solely for the purpose of effecting the conversion of the Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all Preferred Stock from time to time outstanding.  The Corporation shall from time to time (subject to obtaining necessary director and stockholder action), in accordance with the laws of the State of Nevada, increase the authorized number of shares of its Common Stock if at any time the authorized number of shares of its Common Stock remaining unissued shall not be sufficient to permit the conversion of all of the shares of Preferred Stock at the time outstanding and any dividends accrued and unpaid.

(e)           If any shares of Common Stock to be reserved for the purpose of conversion of shares of Preferred Stock require by law registration or listing with, or approval of, any governmental authority, stock exchange or other regulatory body under any federal or state law or regulation or otherwise, including registration under the Securities Act of 1933, as amended, and appropriate state securities laws, before such shares may be validly issued or delivered upon conversion, the Corporation will in good faith and as expeditiously as possible meet such registration, listing or approval, as the case may be.

(f)            All shares of Common Stock which may be issued upon conversion of the shares of Preferred Stock or dividends accrued and unpaid will, upon issuance by the Corporation, be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof.

(g)          The Conversion Price in effect for Preferred Stock and the dividends accrued and unpaid shall be subject to adjustment from time to time as follows:

(i)             Stock Splits, Dividends and Combinations.  In the event that the Corporation shall at any time subdivide the outstanding shares of Common Stock, the Conversion Price in effect immediately prior to such subdivision or the issuance of such subdivision shall be proportionately decreased, and in case the Corporation shall at any time combine the outstanding shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision.

(ii)           Non-Cash Dividends, Stock Purchase Rights, Capital Reorganization and Dissolutions.  In the event:

(A)           that the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend, or any other distribution, payable otherwise than in cash; or

(B)           that the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to subscribe for or purchase any shares of stock of any class or other securities, or to receive any other rights; or

(C)            of any capital reorganization of the Corporation, reclassification of the capital stock of the Corporation (other than a subdivision or combination of its outstanding shares of Common Stock), consolidation or merger of the Corporation with or into another corporation, share exchange for all outstanding shares of Common Stock under a plan of exchange to which the Corporation is a party, or conveyance of all or substantially all of the assets of the Corporation to another corporation; or

(D)           of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, and in any such case, the Corporation shall cause to be mailed to the holders of record of the outstanding Preferred Stock, at least 10 days prior to the date hereinafter specified, a notice stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, share exchange, conveyance, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which holders of Corporation securities of record shall be entitled to exchange their shares of Corporation securities for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, share exchange, conveyance, dissolution, liquidation or winding up.

3.	VOTING.

The shares of Preferred Stock vote their common stock equivalent voting power.

4.	LIQUIDATION RIGHTS.

(a)           In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Preferred Stock then outstanding shall be entitled to receive out of assets of the Corporation available for distribution to stockholders, before any distribution of assets is made to holders of Common Stock, an amount equal to $400.00 per share, plus accumulated and unpaid dividends thereon to the date fixed for distribution (“Liquidation Amount”).

            (b)          A consolidation or merger of the Corporation (in the event that the Corporation is not the surviving entity) or sale of all or substantially all of the Corporation’s assets shall be regarded as a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of this Section 4.  In the event of such a liquidation as contemplated by this Section 4(b), the holders of Preferred Stock shall be entitled to receive an amount equal to the greater of the Liquidation Amount or that which such holders would have received if they had converted their Preferred Stock into Common Stock immediately prior to such liquidation or winding up (without giving effect to the liquidation preference of or any dividends on any other capital stock ranking prior to the Common Stock).

(c)           In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation which involves the distribution of assets other than cash, the Corporation shall promptly engage competent independent appraisers to determine the value of the assets to be distributed to the holders of shares of Preferred Stock and the holders of shares of Common Stock.  The Corporation shall, upon receipt of such appraiser’s valuation, give prompt written notice to each holder of shares of Preferred Stock of the appraiser’s valuation.

5.	OTHER MATTERS.

The Corporation may create, authorize or issue shares of any class or series of stock, or any security convertible into such class or series ranking senior to, junior to, or on parity with the Preferred Stock as to payment of dividends or as distributions in the event of a liquidation, dissolution or winding up of the Corporation.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:            %

4. Effective date of filing: (optional)
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

☒
Signature of Officer

*	If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

Nevada Secretary of State Amend Profit-After
This form must be accompanied by appropriate fees.	Revised: 11-27-13

FORM OF PROXY
(SEE ATTACHED)

HYDROCARB ENERGY CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS – __________, 2015 AT ____:00 A.M.

CONTROL ID:
REQUEST ID:

The undersigned stockholder of HYDROCARB ENERGY CORP., a Nevada corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated on or around ________, 2015, and hereby appoints Kent P. Watts and Charles Dommer (the “Proxies”) proxies and attorneys-in-fact, each with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2015 Annual Meeting of Stockholders of the Company, to be held on ___________, 2015 at ______:00 A.M. local time at 800 Gessner Road, Suite 375, Houston, Texas 77024, and at any adjournment or adjournments thereof, and to vote all shares of the Company that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and all such other business as may properly come before the meeting.  You hereby revoke all proxies previously given.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or Internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/HECC
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF HYDROCARB ENERGY CORP.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” IN PROPOSAL 1, “FOR” PROPOSALS 2 THROUGH 6 AND PROPOSAL 8 AND FOR “THREE YEARS” IN PROPOSAL 7, BELOW			MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
Proposal 1		à	FOR ALL	AGAINST ALL	FOR ALL EXCEPT
	Election of Directors:		☐	☐
	Kent P. Watts				☐
	S. Chris Herndon				☐	CONTROL ID:
REQUEST ID:
Proposal 2		à	FOR	AGAINST	ABSTAIN
	To approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s common stock to 1,000,000,000 shares.		☐	☐	☐
Proposal 3		à	FOR	AGAINST	ABSTAIN
	To approve an amendment to the Company’s Articles of Incorporation to authorize 100,000,000 shares of “blank check” preferred stock.		☐	☐	☐
Proposal 4		à	FOR	AGAINST	ABSTAIN
	To approve the designation of 10,000 shares of Series A 7% Convertible Voting Preferred Stock.		☐	☐	☐
Proposal 5		à	FOR	AGAINST	ABSTAIN
	Ratification of the appointment of MaloneBailey CPA’s, PC, as the Company’s independent auditors for the fiscal year ending July 31, 2015.		☐	☐	☐
Proposal 6		à	FOR	AGAINST	ABSTAIN
	To approve, by non-binding vote, the compensation of the Company’s named executive officers.		☐	☐	☐
Proposal 7		à	1 YEAR	2 YEARS	3 YEARS	ABSTAIN
	To recommend, by non-binding vote, the frequency of holding advisory votes on the compensation of the Company’s named executive officers.		☐	☐	☐	☐
Proposal 8		à	FOR	AGAINST	ABSTAIN
	To approve the adjournment of the annual meeting, if necessary or appropriate, to solicit additional proxies.		☐	☐	☐

This Proxy, when properly executed will be voted as provided above, or if no contrary direction is indicated, it will be voted “For All” In Proposal 1, “For” Proposals 2 Through 6 And Proposal 8 And For “Three Years” In Proposal 7, and for all such other business as may properly come before the meeting in the sole determination of the Proxies.

MARK HERE FOR ADDRESS CHANGE   ☐ New Address (if applicable):
____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
Dated: ________________________, 2015

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)